Exhibit 1.1

HCA INC.

$2,500,000,000

5.875% Senior Notes due 2023

4.75% Senior Secured Notes due 2023

UNDERWRITING AGREEMENT

October 16, 2012

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

As Representatives of the Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park New York,

New York 10036

Ladies and Gentlemen:

HCA Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (each an “Underwriter” and together, the “Underwriters”), for whom you (the “Representatives”) are acting as representatives of, the respective amounts set forth in such Schedule I of $1,250,000,000 aggregate principal amount of its 5.875% Senior Notes due 2023 (the “Senior Notes”) and $1,250,000,000 aggregate principal amount of its 4.75% Senior Secured Notes due 2023 (the “Secured Notes” and together with the Senior Notes, the “Securities”).

The Senior Notes will be issued pursuant to a base indenture (the “Indenture”), dated August 1, 2011, among the Company, HCA Holdings, Inc., a Delaware corporation and the Company’s parent (“Holdings”), Law Debenture Trust Company of New York, as trustee (in such capacity, the “Senior Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as supplemented by the fifth supplemental indenture, dated October 23, 2012, among the Company, the Senior Notes Parent Guarantor (as defined below), the Senior Trustee and the Registrar (as supplemented, amended or modified from time to time, the “Senior Indenture”). The Secured Notes will be issued pursuant to the Indenture, as supplemented by the sixth supplemental indenture, dated October 23, 2012, among the Company, the Secured Notes Guarantors (as defined below), Law Debenture Trust Company of New York, as trustee (in such capacity, the “Secured Trustee”), and the Registrar (as supplemented, amended or modified from time to time, the “Secured Indenture” and, together with the Senior Indenture, the “Indentures”).

The Senior Notes will be unconditionally guaranteed on a senior unsecured basis (the “Senior Notes Parent Guarantee”) by Holdings. The Secured Notes will be unconditionally guaranteed (i) jointly and severally, on a senior secured basis (the “Secured Notes Subsidiary Guarantees”) by each of the Company’s subsidiaries (as defined in Section 18 hereof) that guarantee the Company’s obligations under the senior secured credit facilities (with the exception of the subsidiaries which guarantee only the asset-based revolving credit facility and/or the European term loan facility) (the “Credit Facilities”) described in the Disclosure Package (as defined below) and the Prospectus (as defined below) (together, the “Secured Guarantors”) and (ii) on a senior unsecured basis (the “Secured Notes Parent Guarantee” and, together with the Secured Notes Subsidiary Guarantees, the “Secured Notes Guarantees”) by Holdings. For purposes of this Agreement (i) Holdings, as guarantor of the Senior Notes, shall be referred to herein as the “Senior Notes Parent Guarantor,” (ii) Holdings, as guarantor of the Secured Notes, shall be referred to herein as the “Secured Notes Parent Guarantor,” (iii) the Secured Guarantors and the Secured Notes Parent Guarantor shall be collectively referred to herein as the “Secured Notes Guarantors,” (iv) the Senior Notes Parent Guarantor together with the Secured Notes Guarantors shall be referred to herein collectively as the “Guarantors” and (v) the Senior Notes Parent Guarantee together with the Secured Notes Guarantees shall be referred to herein collectively as the “Guarantees.”

In connection with the offer and sale of the Securities, the Company and the Guarantors have prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-175791), as amended by post-effective amendments nos. 1 and 2 thereto, which registration statement contains a base prospectus relating to the debt securities to be issued from time to time by the Company (the “Base Prospectus”). The Company has also filed or proposed to file, with the Commission pursuant to Rule 424 under the Act a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”). Such registration statement, as amended at the time post-effective amendment no. 2, became effective under the Act, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A, 430B or 430C under the Act (the “Rule 430 Information”), is called the “Registration Statement.” The term “Prospectus” shall mean the Base Prospectus as supplemented by the Prospectus Supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Act) in connection with the confirmation and sales of the Securities, and the term “Preliminary Prospectus” means the preliminary prospectus supplement specifically relating to the Securities together with the Base Prospectus. Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or Prospectus as the case may be; any reference to any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Registration Statement, any Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as

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amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and incorporated by reference in such Registration Statement, any Preliminary Prospectus or Prospectus, as the case may be. The term “Disclosure Package” shall mean (i) a Preliminary Prospectus dated October 16, 2012 and (ii) any “free writing prospectus” as defined in Rule 405 of the Act identified in Annex A hereto, which shall include the term sheet prepared pursuant to Section 5 hereto (the “Pricing Term Sheet”), which were available to purchasers of the Securities at or prior to the time when sales of the Securities were first made (the “Applicable Time”). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or its Interactive Data Electronic Applications system (“IDEA”).

For the purposes of this Agreement, the term “Transaction” means, collectively, the offering of the Securities and the use of proceeds therefrom described herein and in the Disclosure Package and the Prospectus.

1. Representations and Warranties. As of the date hereof and at the Closing Date, the Company and the Guarantors, jointly and severally, represent and warrant to each Underwriter as follows (unless the context otherwise indicates, references in this Section 1 to the “Prospectus” are to (x) the Disclosure Package in the case of representations and warranties made as of the date hereof and (y) both the Disclosure Package and the Prospectus in the case of representations and warranties made as of the Closing Date):

(a) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives, expressly for use in any Preliminary Prospectus.

(b) At the Applicable Time, the Disclosure Package does not and, on the Closing Date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representation or warranty as to the information contained in or omitted from the Disclosure Package in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives specifically for inclusion therein.

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(c) The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i) (ii) and (iii) below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents identified in Annex A (including the Pricing Term Sheet) and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d) The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the effective date of the Registration Statement, the Registration Statement complied in all material respects with the Act and the Trust Indenture Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

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(e) None of the Company or any of the Guarantors or other Significant Subsidiaries (as defined below) is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Disclosure Package and the Prospectus, will be an “investment company” as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company’s securities.

(f) None of Holdings, the Company or any of its subsidiaries or any of its Affiliates has taken or will take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Securities.

(g) Each of Holdings, the Company and its subsidiaries has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or other organizational power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation or other entity and is in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so organized or qualified, have such power or authority or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole and after giving effect to the Transaction (a “Material Adverse Effect”).

(h) The Company (i) has no subsidiaries other than those subsidiaries listed on Annex C-1 and (ii) does not own or control, directly or indirectly, any “significant subsidiary,” as defined in Rule 1-02(w) of Regulation S-X under the Act, other than those subsidiaries listed on Annex C-2 (each, a “Significant Subsidiary”).

(i) As of June 30, 2012, on an as adjusted basis, after giving effect to the consummation of the Transaction, Holdings, the Company and its subsidiaries would have had the issued and outstanding capitalization as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus under the heading “Capitalization” and all the outstanding membership interests or shares of capital stock, as applicable, of Holdings, the Company and each Restricted Subsidiary (as such term is defined under the captions “Description of the Secured Notes” and “Description of the Unsecured Notes” of each of the Disclosure Package and the Prospectus) have been duly authorized and validly issued, are fully paid and nonassessable, if applicable, and were not issued in violation of any preemptive or similar rights and, except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, as of the Closing Date, all outstanding shares of capital stock or membership interests of the subsidiaries held by Holdings or the Company are owned either directly or indirectly free and clear of any security interest, claim, lien or encumbrance (other than liens, encumbrances and restrictions

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imposed in connection with the Credit Facilities, under the other secured indebtedness set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Capitalization,” or permitted under the Credit Facilities and the Indentures and by the Act and the state securities or “blue sky” laws of certain jurisdictions). Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there will be, on the Closing Date and after giving effect to the consummation of the Transaction, no (i) outstanding options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in Holdings, the Company or any of its subsidiaries.

(j) (i) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor; (ii) the Senior Indenture, on the Closing Date, will have been duly authorized, executed and delivered by the Company and the Senior Notes Parent Guarantor and, assuming due authorization, execution and delivery thereof by the Senior Trustee and the Registrar, will constitute a legally valid and binding instrument enforceable against the Company and the Senior Notes Parent Guarantor in accordance with its terms (in each case subject, as to the enforcement of remedies, to the effects of (x) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally from time to time in effect, (y) general principles of equity (whether considered in a proceeding in equity or at law) and (z) an implied covenant of good faith and fair dealing (collectively, the “Enforceability Limitations”)); (iii) the Secured Indenture, on the Closing Date, will have been duly authorized, executed and delivered by the Company and each Secured Notes Guarantor and, assuming due authorization, execution and delivery thereof by the Secured Trustee and the Registrar, will constitute a legally valid and binding instrument enforceable against the Company and each Secured Notes Guarantor in accordance with its terms (subject to the Enforceability Limitations); (iv) the Senior Notes, on the Closing Date, will have been duly authorized by the Company and, when executed and authenticated by the Senior Trustee in accordance with the provisions of the Senior Indenture and delivered to and paid for by the Underwriters, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Senior Indenture (subject to the Enforceability Limitations); (v) the Secured Notes, on the Closing Date, will have been duly authorized by the Company and, when executed and authenticated by the Secured Trustee in accordance with the provisions of the Secured Indenture and delivered to and paid for by the Underwriters, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the Senior Indenture (subject to the Enforceability Limitations); (vi) the Senior Notes Guarantee, on the Closing Date, will constitute the legal, valid and binding obligation of the Senior Notes Parent Guarantor, enforceable against the Senior Notes Parent Guarantor in accordance with its terms and entitled to the benefits of the Senior Indenture (subject to the Enforceability Limitations); (vii) the Secured Notes Guarantees, on the Closing Date, will constitute the legal, valid and binding obligations of each of the Secured Notes Guarantors, enforceable against each of the Secured Notes Guarantors in accordance with their terms and entitled to the benefits of the

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Secured Indenture (subject to the Enforceability Limitations); (viii) the Mortgage Amendments (as defined on Schedule III hereto) will have been duly authorized, executed and delivered by the Company and each Secured Guarantor to the extent a party thereto and (ix) each of the Security Documents (as defined in Section 18 hereof) on the Closing Date will have been duly authorized, executed and delivered by the Company and each Secured Guarantor to the extent a party thereto. When the Security Documents and the Mortgage Amendments have been duly executed and delivered, the Security Documents and the Mortgages, as amended by the Mortgage Amendments will constitute legal, valid and binding agreements of the Company and each Secured Guarantor to the extent a party thereto, enforceable against the Company and each Secured Guarantor to the extent a party thereto in accordance with their terms (subject to the Enforceability Limitations).

(k) The term “Transaction Documents” refers to this Agreement, the Securities, the Security Documents, the Mortgages and the Indentures (including the Guarantees contained therein). Each of the Transaction Documents conforms in all material respects to the description thereof in the Registration Statement, the Disclosure Package and the Prospectus, to the extent described therein.

(l) No consent, approval, authorization or filing with or order of any United States (or any political subdivision thereof) court or governmental agency or body, or to the knowledge of the Company, any non-United States court or governmental agency or body, is required in connection with the execution, delivery and performance of the Transaction Documents (including, without limitation, the issuance of the Securities), except such (i) as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold in connection with the transactions contemplated hereby, (ii) filings of financing statements under the Uniform Commercial Code as from time to time in effect in the relevant jurisdictions or the relevant personal property security legislation, each as from time to time in effect in the relevant jurisdictions; and any filings required by the United States Patent and Trademark Office or the United States Copyright Office or the applicable intellectual property legislation, rules or regulations in effect in the other relevant jurisdictions or (iii) as shall have been obtained or made prior to the Closing Date.

(m) None of the execution and delivery of the Transaction Documents, the issuance and sale of the Securities, the issuance of the Guarantees or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof will conflict with or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors pursuant to (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Guarantors is a party or bound or to which its or their property is subject; or (ii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Guarantors or any of its or their properties, other than in the cases of clauses (i)

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and (ii), such breaches, violations, liens, charges, or encumbrances that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; or result in the violation of the charter, bylaws or any equivalent governance document of the Company or any of the Guarantors.

(n) The consolidated financial statements of the Holdings and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position, results of operations and cash flows of Holdings and its consolidated subsidiaries as of the dates and for the periods indicated and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Summary—Summary Financial Data” in the Registration Statement, the Disclosure Package and the Prospectus and in Item 6, “Selected Financial Data” to the Company’s annual report on Form 10-K for the year ended December 31, 2011 fairly present in all material respects, on the basis stated therein, the information included therein; and the financial data and operating statistics for the quarter ended September 30, 2012 included in the Disclosure Package and the Prospectus under the heading “Summary—Recent Developments” were determined by Holdings with a reasonable basis and in good faith. Nothing has come to the attention of Holdings, the Company or any other Guarantor that would cause any of them to believe that the actual financial data and operating statistics for the applicable periods will be materially different from the amounts disclosed in the Disclosure Package and the Prospectus. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(o) Except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), no action, suit, proceeding, investigation or audit by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any Guarantor or any of their respective subsidiaries or their respective property is pending or, to the knowledge of the Company, threatened or contemplated that (i) would reasonably be expected to have a material adverse effect on the performance of the Transaction Documents or the consummation of any of the transactions contemplated thereby or (ii) would reasonably be expected to have a Material Adverse Effect.

(p) Each of the Company, the Guarantors and their respective subsidiaries owns or leases all such real properties as are necessary to the conduct of their respective operations as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

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(q) Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), none of the Company, any Guarantor or any of their respective subsidiaries is in violation or default of (i) any provision of its charter, bylaws or any equivalent governance document; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Guarantor or any their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Guarantors, their respective subsidiaries or any of their respective properties, as applicable, other than in the cases of clauses (i) (if such entity is not the Company, a Guarantor or another Significant Subsidiary), (ii) and (iii), such violations and defaults that would not reasonably be expected to have a Material Adverse Effect.

(r) Ernst & Young LLP, who have audited the consolidated financial statements of Holdings and its subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 incorporated by reference in each of the Registration Statement, the Disclosure Package and the Prospectus, are independent registered public accountants with respect to Holdings and its subsidiaries within the meaning of the Act and the rules of the Public Company Accounting Oversight Board.

(s) Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), the Company, the Guarantors and their subsidiaries have filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect and have paid all taxes required to be paid by them and any other tax assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such tax assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

(t) Immediately after giving effect to the Transaction, no subsidiary of the Company (including any Guarantor) will be prohibited, directly or indirectly, from paying any dividends to the Company or any Guarantor or any other subsidiary (except as may be limited by applicable state or foreign corporation, limited liability company, limited partnership, partnership, insurance or other applicable regulatory law), from making any other distribution on such subsidiary’s capital stock or membership interests (except as may be limited by applicable state or foreign corporation, limited liability company, limited partnership, partnership, insurance or other applicable regulatory law), from repaying to the Company or any Guarantor or any other subsidiary any loans or advances to such subsidiary from the Company or any Guarantor or any other subsidiary or from transferring any of such subsidiary’s property or assets to the Company or any Guarantor or any other subsidiary of the Company or any Guarantor, except as described in each of

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the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto) or contemplated pursuant to (i) the Company’s senior secured credit facilities, (ii) the indentures governing the Company’s existing secured notes, in each case as defined in the Disclosure Package and the Prospectus and (iii) Holdings’ indenture governing its 7 3/4% Senior Notes due 2021.

(u) Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), (i) the Company, the Guarantors and their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations would not reasonably be expected to have a Material Adverse Effect, and (ii) none of the Company, the Guarantors or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(v) Holdings and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w) Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), the Company, the Guarantors and their respective subsidiaries (i) are in compliance with any and all applicable non-U.S., U.S. federal, state and local laws and regulations relating to the protection of human health and safety (as such is affected by hazardous or toxic substances or wastes (including, without limitation, medical waste), pollutants or contaminants), the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have not received notice of any actual or potential liability under any Environmental Law; and (iv) have not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, liability or status as a potentially responsible party would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

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(x) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in each of the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(y) Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), (i) the Company, the Guarantors and their respective subsidiaries possess all required permits, licenses, provider numbers, certificates, approvals (including, without limitation, certificate of need approvals), consents, orders, certifications (including, without limitation, certification under the Medicare, Medicaid, TRICARE programs and other governmental healthcare programs in which they participate), accreditations (including, without limitation, accreditation by The Joint Commission) and other authorizations (collectively, “Governmental Licenses”) issued by, and have made all required declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies and accreditation organizations necessary to conduct the business now operated by them (including, without limitation, Government Licenses as are required (a) under such federal and state healthcare laws as are applicable to the Company, the Guarantors and their respective subsidiaries and (b) with respect to those facilities operated by the Company, the Guarantors or any of their respective subsidiaries that participate in the Medicare, Medicaid and/or TRICARE programs, to receive reimbursement thereunder), except where the failure to possess such Governmental Licenses or to make such declarations and filings would not reasonably be expected to result in a Material Adverse Effect; (ii) the Company, the Guarantors and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (iii) all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect and (iv) none of the Company, the Guarantors or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. All of the acute care hospitals, psychiatric hospitals and inpatient rehabilitation facilities operated by the Company, the Guarantors or any of their respective subsidiaries are “providers” (as defined in the Social Security Act and the regulations promulgated thereunder (collectively, “SSA”)), and all ambulatory surgery centers, diagnostic and imaging centers, radiation and oncology centers and other healthcare operations operated by the Company, the Guarantors or any of their respective subsidiaries are “suppliers,” as defined in the SSA, and all such providers of services and suppliers are eligible to participate in the Medicare and (to the extent disclosed in the Registration Statement, the Disclosure Package and the Prospectus) Medicaid and TRICARE programs. For purposes of this Agreement, “Medicaid” means any state-operated means-tested entitlement program under Title XIX of the SSA that provides federal grants to states for medical assistance

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based on specific eligibility criteria, “Medicare” means that government-sponsored entitlement program under Title XVIII of the SSA that provides for a health insurance system for eligible elderly and disabled persons including eligible persons with end-stage renal disease and “TRICARE” means the healthcare program established by the U.S. Department of Defense under Title 10, Subtitle A, Part II, Chapter 55 (10 U.S.C. § 1071 et seq.) for members of the military, military retirees and their dependents, and includes the competitive selection of contractors to financially underwrite the delivery of healthcare services under the Civilian Health and Medical Program of the Uniformed Services.

(z) The accounts receivable of the Company, the Guarantors and their respective subsidiaries have been adjusted to reflect material changes in the reimbursement policies of third party payors such as Medicare, Medicaid, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other third party payors (including, without limitation, Blue Cross plans). The accounts receivable, after giving effect to the allowance for doubtful accounts, relating to such third party payors do not materially exceed amounts the Company, the Guarantors and their respective subsidiaries are entitled to receive, except as set forth in or contemplated in the Registration Statement, the Disclosure Package or the Prospectus (in each case, exclusive of any amendment or supplement thereto).

(aa) Except as set forth in or contemplated in each of the Registration Statement, the Disclosure Package and the Prospectus (in each case, exclusive of any amendment or supplement thereto), none of the Company, the Guarantors, or, to the knowledge of the Company, any officers, directors, stockholders, members, employees or other agents of the Company, the Guarantors or any of their respective subsidiaries or any of the hospitals operated by them, has engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, including, but not limited to, 42 U.S.C. Section 1320a-7 (Program Exclusion), Section 1320a-7a (Civil Monetary Penalties), 1320a-7b (the Anti-kickback Statute), Sections 1395nn and 1396b (the “Stark” law, prohibiting certain self-referrals), the federal TRICARE statute, 10 U.S.C. Section 1071 et seq., the Federal Civil False Claims Act, 31 U.S.C. Sections 3729-32, Federal Criminal False Claims Act, 18 U.S.C. Section 287, False Statements Relating to Health Care Matters, 18 U.S.C. Section 1035, Health Care Fraud, 18 U.S.C. Section 1347, the privacy, security and transactions provisions of the Health Insurance Portability and Accountability Act of 1996 (Public Law 104-191), or the federal Food, Drug & Cosmetics Act, 21 U.S.C. Section 360aaa, or any regulations promulgated pursuant to such statutes, or related state or local statutes or regulations or any rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties); (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties); (iii) failing to disclose knowledge by a claimant of the occurrence

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of any event affecting the initial or continued right to any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties) on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any other item or service for which payment may be made in whole or in part by Medicare or Medicaid or other federal or state healthcare program or any third party (where applicable federal or state law prohibits such payments to third parties), or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid or other federal or state healthcare program or any third party (where applicable federal or state law prohibits such payments to third parties); (v) referring an individual to a person with which it has ownership or certain other financial arrangements or billing Medicare or Medicaid or any beneficiary of such program or other person for any designated health service or other item or service (where applicable federal law prohibits such referrals); (vi) knowingly and willfully presenting or causing to be presented a claim for a medical or other item or service that was not provided as claimed, or is for a medical or other item or service and the person knew or should have known the claim was false or fraudulent; (vii) violating any corporate integrity agreement or other agreement with any government agency (including, without limitation, the United States Department of Justice (“DOJ”) and the Office of Inspector General of the United States Department of Health and Human Services (“OIG”); and (viii) violating any enforcement initiative instituted by any governmental agency (including, without limitation, the OIG and the DOJ), except, in each case set forth in this paragraph, for any such activities which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(bb) Each Security Document on the Closing Date will have been duly authorized by the Company and the Secured Guarantors to the extent a party thereto and, when duly executed and delivered by each of the parties thereto, will constitute a valid and legally binding agreement of each of the parties thereto, enforceable against the Company and each Secured Guarantor in accordance with its terms (in each case subject to the Enforceability Limitations). The Mortgages, as amended by the respective Mortgage Amendments when said Mortgage Amendments have been executed and delivered in connection with the sale of the Secured Notes and properly recorded and indexed with the applicable governmental authorities (together with payment of the appropriate filing or recording fees and applicable taxes), will create, in favor of the First Lien Collateral Agent for the benefit of the New First Lien Secured Parties (as defined in the Registration Statement, the Disclosure Package and the Prospectus), including the First Lien Collateral Agent and the Secured Trustee on behalf of the holders of the Secured Notes, (i) valid and enforceable mortgage liens on such real property (subject to the Enforceability Limitations and the Permitted Exceptions (as defined in the Mortgages)) and (ii) perfected security interests in such fixtures subject only to the Permitted Liens (as defined under

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the caption “Description of the Secured Notes” in the Disclosure Package and the Prospectus) and other liens permitted under the covenant described in “Description of the Secured Notes—Certain Covenants—Liens” and the Permitted Exceptions. The Security Documents, when executed and delivered in connection with the sale of the Secured Notes, will create in favor of the First Lien Collateral Agent of the New First Lien Secured Parties, including the First Lien Collateral Agent and the Secured Trustee on behalf of the holders of the Secured Notes, valid and enforceable security interests in the rights of the Company and each Secured Guarantor in the property in which a security interest is purported to be granted under the Security Documents and upon, or as a result of, the filing of appropriate Uniform Commercial Code financing statements and upon the taking of the other actions described in the Security Documents, the security interests in the rights of the Company and each Secured Guarantor in such property will be perfected to the extent provided in the Security Documents and will be subject only to Permitted Liens and other liens permitted under the covenant described in “Description of the Secured Notes—Certain Covenants—Liens.”

(cc) The Company and the Guarantors collectively own, have rights in or have the power to transfer rights in the Collateral, free and clear of any Liens (as defined under the caption “Description of the Secured Notes” in the Disclosure Package and the Prospectus) other than (i) the security interests granted pursuant to the Security Documents, (ii) the security documents relating to the Credit Facilities and (iii) Liens expressly permitted to exist on the Collateral under the First Lien and Second Lien Indentures.

(dd) All of the capital stock of any corporation to be pledged under the Security Documents is certificated and exists as of the date hereof.

(ee) The Company is not an ineligible issuer, and Holdings is a well-known seasoned issuer, in each case as defined in Rule 405 of the Act, in each case, at the times specified in the Act in connection with the offering of the Securities.

Any certificate signed by any officer of the Company, the Guarantors or their respective subsidiaries and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities and, when issued, the Guarantees, shall be deemed a joint and several representation and warranty by each of the Company, the Guarantors and their respective subsidiaries, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company (i) with respect to the Senior Notes, at a purchase price of 98.875% of the gross proceeds to the Company (i.e. less a discount of $14,062,500), plus accrued interest, if any, from October 23, 2012 to the Closing Date, the principal amount of the Senior Notes set forth opposite such Underwriter’s name in Schedule I hereto and (ii) with respect to the Secured Notes, at a purchase price of 98.875% of the gross proceeds to the Company (i.e. less a discount of $14,062,500), plus accrued interest, if any, from October 23, 2012 to the Closing Date, the principal amount of the Secured Notes set forth opposite such Underwriter’s name in Schedule I hereto.

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3. Delivery and Payment. Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, New York City time October 23, 2012 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company in writing to the Representatives. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

4. Offering by Underwriters. Each Underwriter acknowledges that:

(a) it has not used and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus” as defined under Rule 405 of the Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company), other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 under the Act, (ii) any Issuer Free Writing Prospectus listed in Annex B or prepared pursuant to Section 1(c) above or Section 5(d) below (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”). Notwithstanding the foregoing, the Underwriters may use a Pricing Term Sheet substantially in the form of Annex A hereto; and

(b) it is not subject to any proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period (as defined below)).

5. Agreements. The Company and the Guarantors jointly and severally agree, in each case with each Underwriter as follows:

(a) The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet in the form of Annex A hereto) to the extent required by Rule 433 under the Act; and will file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange

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Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered, electronically or otherwise) to the Underwriters in New York City on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) The Company has (i) furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act and (ii) Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Act (such period, the “Prospectus Delivery Period”), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c) Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus required to be filed or file any such proposed amendment or supplement to which MLPFS reasonably objects.

(d) The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration

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Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use every reasonable effort to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters or the Company, the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Disclosure Package to comply with law, the Company will promptly notify MLPFS on behalf of the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Disclosure Package as may be necessary so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Disclosure Package will comply with law.

(f) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify MLPFS on behalf of the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

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(g) The Company will use reasonable best efforts to assist the Underwriters in arranging, if necessary, for the qualification of the Securities for sale by the Underwriters under the applicable securities laws of such jurisdictions in the United States as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would reasonably be expected to subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or to subject themselves to taxation in excess of a nominal amount in respect of doing business in any jurisdiction. The Company will promptly advise MLPFS, on behalf of the Representatives, of the receipt by it of any notification with respect to the suspension of the qualification of the Securities or the Guarantees for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(h) The Company will cooperate with the Representatives and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(i) The Company will not, for a period of 30 days following the date of the Prospectus, without the prior written consent of MLPFS, offer, sell or contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, any of the Guarantors or any of their respective Affiliates or any person in privity with the Company, any of the Guarantors or any of their respective Affiliates), directly or indirectly, or announce the offering of, any capital markets debt securities issued or guaranteed by the Company or any of the Guarantors (other than the Securities and the Guarantees).

(j) The Company and the Guarantors jointly and severally agree to pay the costs and expenses incident to the following matters: (i) the fees of the Trustee (and its counsel); (ii) the preparation, printing (or reproduction), delivery (including postage, air freight charges and charges for counting and packaging) and filing under the Act, of such copies of the Registration Statement, the Disclosure Package, and Issuer Free Writing Prospectus and the Prospectus, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of any blue sky memorandum to investors in connection with the offering of the Securities; (v) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(g) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vi) the approval of the

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Securities for book-entry transfer by DTC; (vii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company’s and Holdings’ accountants and the fees and expenses of counsel (including local and special counsel) to the Company; (ix) the rating of the Securities by rating agencies; (x) all filing costs, fees and expenses relating to the perfection of the security interests in the Collateral, as set forth in the Security Documents; and (xi) all other costs and expenses incident to the performance by the Company of their obligations hereunder; provided, however, that except as specifically provided in this paragraph (j), in Section 8 and in Section 9, the Underwriters shall pay their own costs and expenses in connection with presentations for prospective purchasers of the Securities.

(k) The Company will use the proceeds from the sale of the Securities in the manner described in each of the Registration Statement, the Disclosure Package and the Prospectus under the caption “Use of Proceeds.”

(l) The Company and the Guarantors jointly and severally acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, any of the Guarantors or any other person. Additionally, no Underwriter is advising the Company, any of the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any of the Guarantors with respect thereto. Any review by the Underwriters of the Company and the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or any of the Guarantors.

(m) The Company and each Secured Guarantor shall cause the Secured Notes and the Secured Guarantees to be secured by liens on the Collateral to the extent and in the manner provided for in the Secured Indenture and the Security Documents and as described in each of the Registration Statement, the Disclosure Package and the Prospectus.

(n) The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects (except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Guarantors contained herein at the Applicable Time, to the accuracy in all material respects

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(except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Guarantors contained herein at the Closing Date, to the accuracy of the statements of the Company or any Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) The Company shall have requested and caused Simpson Thacher & Bartlett LLP, counsel for the Company, to furnish to the Underwriters an opinion letter and an advice letter, each dated the Closing Date and substantially in the forms of Exhibit A and Exhibit B, respectively, hereto and an opinion of Bass, Berry & Sims PLC, special regulatory counsel for the Company, dated the Closing Date and substantially in the form of Exhibit C hereto. The Company shall have requested and caused the general counsel of the Company to furnish to the Underwriters an opinion letter with regards to such matters as the Representatives shall reasonably require. In addition, the Company shall have requested and caused to be furnished opinion letters in a form reasonably satisfactory to the Representatives by (i) McGuireWoods LLP, with respect to certain matters of California, Florida, Georgia and Virginia law, (ii) Baker Botts L.L.P., with respect to certain matters of Texas law, (iii) Jones Waldo Holbrook & McDonough PC, with respect to certain matters of Utah law, (iv) McAfee & Taft, with respect to certain matters of Oklahoma law, (v) Bass, Berry & Sims PLC, with respect to certain matters of Tennessee law (which opinion may be included in the opinion described above), (vi) Haynsworth Sinkler Boyd, P.A., with respect to certain matters of South Carolina law, and (vii) Anderson Nelson Hall Smith, P.A., with respect to certain matters of Idaho law, or, in any such case, from such other counsel acceptable to the Representatives.

(c) The Underwriters shall have received from Cahill Gordon & Reindel LLP, counsel for the Underwriters, such opinion letter and advice letter, each dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Indentures, the Disclosure Package and the Prospectus (as amended or supplemented at the Closing Date) and other related matters as the Underwriters may reasonably require; and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Underwriters a certificate of the Company, signed by (x) the chairman, chief executive officer, president or vice president and (y) the chief financial officer, treasurer or principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package and the Prospectus, any amendment or supplement to the Disclosure Package or the Prospectus and this Agreement and that:

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(i) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case such representations and warranties are true and correct in all respects) at the Applicable Time and on the Closing Date, and the Company and the Guarantors have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included or incorporated by reference in each of the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(e) At the Applicable Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Underwriters a “comfort” letter, dated as of the Applicable Time, and a bring-down “comfort letter,” dated as of the Closing Date, respectively, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent registered public accountants within the meaning of the Exchange Act and within the meaning of the rules of the Public Company Accounting Oversight Board and confirming certain matters with respect to the audited and unaudited financial statements and other financial and accounting information contained in the Registration Statement, the Disclosure Package and the Prospectus, including any amendment or supplement thereto at the date of the applicable letter.

(f) Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any change or development in the condition (financial or otherwise), business or results of operations of Holdings and its subsidiaries, taken as a whole, and after giving effect to the Transaction, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), the effect of which is, or would reasonably be expected to become, in the judgment of MLPFS, so material and adverse as to make it impractical or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(g) At the Closing Date, the Company, the Senior Notes Parent Guarantor and the Senior Trustee shall have entered into the Senior Indenture, and the Representatives shall have received counterparts, conformed as executed, thereof.

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(h) At the Closing Date, the Company, the Secured Notes Guarantors and the Secured Trustee shall have entered into the Secured Indenture, and the Representatives shall have received counterparts, conformed as executed, thereof.

(i) Subsequent to the Applicable Time, there shall not have been any decrease in the rating of the Securities by any “nationally recognized statistical rating organization” (as defined for purposes of the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request, as set forth in the closing memorandum relating to the offering of the Securities.

(j) Prior to the Closing Date, the Company shall have taken all action reasonably required to be taken by it to have the Securities declared eligible for clearance and settlement through DTC.

(k) At the Closing Date, the Underwriters, the Secured Trustee and the First Lien Collateral Agent shall have received the Additional First Lien Secured Party Consent, the Intercreditor Agreements and each other document or instrument required to cause the Secured Notes and the Secured Guarantees to be secured by liens on the Collateral to the extent and in the manner provided for in the Secured Indenture and the Security Documents and as described in the Registration Statement, the Disclosure Package and the Prospectus, in each case executed by the parties thereto.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and counsel for the Underwriters.

The documents required to be delivered by this Section 6 will be available for inspection at the office of Simpson Thacher & Bartlett LLP, at 425 Lexington Avenue, New York, New York 10017, on the Business Day prior to the Closing Date.

7. Post Closing Actions Relating to Collateral. Notwithstanding anything to the contrary contained in this Agreement, the Secured Indenture, the Security Documents or the Mortgages, the Company and the Secured Guarantors acknowledge and agree that the Company and its subsidiaries shall be required to take the actions specified in Schedule III as promptly as reasonably practicable, and in any event within the periods after the Closing Date specified in said Schedule III. The provisions of said Schedule III shall be deemed incorporated by reference herein as fully as if set forth herein in their entirety.

All conditions precedent, representations and covenants contained in this Agreement, the Secured Indenture, the Security Documents and the Mortgages shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described

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above within the time periods required above, rather than as elsewhere provided in any of the above-referenced agreements), provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of Section 7, and (y) all representations and warranties relating to the Security Documents and the Mortgages shall be required to be true immediately after the actions required to be taken by Section 7 have been taken (or were required to be taken).

8. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Underwriters, including as described in Section 10 hereof, the Company and the Guarantors, jointly and severally, will reimburse the Underwriters through the Representatives on behalf of the Underwriters on demand for all reasonable expenses (including reasonable fees and disbursements of Cahill Gordon & Reindel LLP) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

9. Indemnification and Contribution.

(a) The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers and Affiliates of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), the Disclosure Package, any Issuer Free Writing Prospectus or any written communication that constitutes an offer to sell or a solicitation of any offer to buy the Securities used by the Company or the Guarantors in violation of the provisions of this Agreement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree (subject to the limitations set forth in the provisos to this sentence) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus in reliance upon

23

and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have. The Company and the Guarantors shall not be liable under this Section 9 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by the Company or such Guarantor, as applicable, which consent shall not be unreasonably withheld.

(b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls (within the meaning of either the Act or the Exchange Act) the Company or any of the Guarantors, and (iii) the directors and officers of the Company and the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors, to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Registration Statement, the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company and the Guarantors acknowledge that the fifth, tenth, fifteenth, sixteenth and seventeenth paragraphs and the second sentence of the seventh paragraph under the heading “Underwriting” in the Disclosure Package and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above, except as provided in paragraph (d) below. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen

24

by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (based on the advice of counsel to the indemnified person); (ii) such action includes both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded (based on the advice of counsel to the indemnified person) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified persons. Any such separate firm for any Underwriter, its Affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by MLPFS, and any such separate firm for the Company or any of the Guarantors and any control persons, officers or directors of the Company or any of the Guarantors shall be designated in writing by the Company or such Guarantor, as the case may be. In the event that any Underwriter, its Affiliates, directors and officers or any control persons of such Underwriter are Indemnified Persons collectively entitled, in connection with a proceeding in a single jurisdiction, to the payment of fees and expenses of a single separate firm under this Section 9(c), and any such Underwriter, its Affiliates, directors and officers or any control persons of such Underwriter cannot agree to a mutually acceptable separate firm to act as counsel thereto, then such separate firm for all such Indemnified Persons shall be designated in writing by MLPFS. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason (other than by virtue of the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to subsection (a) or (b) above, where such failure materially prejudices the indemnifying party (through the forfeiture of substantial rights or defenses)), the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company or any Guarantor and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and by the Underwriters, on the other hand, from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason or not permitted by applicable law, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand,

25

severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions received by them. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or any Guarantor, on the one hand, or the Underwriters, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and any other equitable considerations appropriate in the circumstances. The Company and the Guarantors and the Underwriters agree that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9, in no event under this Section 9(d) shall any Underwriter be responsible for any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act and the respective officers and directors of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for the Securities agreed to be purchased by such Underwriter hereunder, and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the principal amount of the Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of the Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the Company shall be entitled to a period of 36 hours within which to procure another party or parties reasonably satisfactory to the non-defaulting

26

Underwriters, as the case may be, to purchase no less than the amount of such unpurchased Securities that exceeds 10% of the principal amount thereof upon such terms herein set forth. If, however, the Company shall not have completed such arrangements within 72 hours after such default and the principal amount of unpurchased Securities exceeds 10% of the principal amount of such Securities to be purchased on such date, then this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, to effect any changes that in the opinion of counsel for the Company or counsel for the Representatives are necessary in the Registration Statement and the Prospectus or in any other documents or arrangements. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

11. Termination. This Agreement shall be subject to termination in the absolute discretion of a majority of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any securities generally or trading of any securities issued or guaranteed by the Company or any Guarantor on the New York Stock Exchange or the NASDAQ Global Market shall have been suspended or materially limited or minimum prices shall have been established on such exchange or the NASDAQ Global Market; (ii) a banking moratorium shall have been declared either by U.S. federal or New York state authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of MLPFS, impractical or inadvisable to proceed with the offering, sale or delivery of the Securities as contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Guarantors or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company and the Guarantors, or any of the indemnified persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 5(j), 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Representatives, will be mailed, delivered or faxed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036; Attention: Legal Department or, if sent to the Company or the Guarantors, will be mailed, delivered or faxed c/o HCA Inc. (fax no.: (615) 344-1531) and confirmed to it at One Park Plaza, Nashville, Tennessee 37203, Attention: General Counsel, with a copy to Joseph H. Kaufman, Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York (fax no.: (212) 455-2502). The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by MLPFS.

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14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and at and after the Closing Date, the Company and the Guarantors and their respective successors and the indemnified persons referred to in Section 9 hereof and their respective successors and no other person will have any right or obligation hereunder. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16. Counterparts. This Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile or “pdf” file thereof), each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional First Lien Secured Party Consent” means the Additional First Lien Secured Party Consent, to be dated as of the Closing Date, substantially in the form of Annex D to the Security Agreement among the Company, each of the Grantors party thereto, Bank of America, N.A., as First Lien Collateral Agent, and the Trustee.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this purchase agreement.

“Applicable Time” shall mean 3:10 p.m., Eastern time on October 16, 2012.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which commercial banking institutions or trust companies are authorized or required by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

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“First Lien Collateral Agent” shall mean Bank of America, N.A., in its capacity as collateral agent for the New First Lien Secured Parties (as defined in the Registration Statement, the Disclosure Package and the Prospectus) and for the holders of the obligations under the Credit Facilities (excluding the holders of obligations under the asset-based revolving credit facility) and under the First Lien Indentures.

“Intercreditor Agreements” shall mean (i) the Additional General Intercreditor Agreement, to be dated as of the Closing Date, among the New First Lien Secured Parties (as defined in the Registration Statement, the Disclosure Package and the Prospectus) and the First Lien Collateral Agent, The Bank of New York Mellon, as collateral agent for the holders of the notes issued under the Second Lien Indentures and as trustee under the 2006 Indenture, The Bank of New York Mellon Trust Company, N.A., as trustee under the 2009 Second Lien Indenture, and Law Debenture Trust Company of New York, as trustee under the April 2009 First Lien Indenture, the August 2009 First Lien Indenture, the March 2010 First Lien Indenture, the August 2011 First Lien Indenture and the February 2012 First Lien Indenture and consented to by the Company and the Secured Guarantors and (ii) the Additional Receivables Intercreditor Agreement, to be dated as of the Closing Date, among Bank of America, N.A., as collateral agent for the holders of obligations under the asset-based revolving credit facility, and the First Lien Collateral Agent, and consented to by the Company and the Secured Guarantors.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Mortgages” shall mean, collectively, the mortgages, deeds of trust or deeds to secure debt (or assignments of certain existing mortgages and deeds of trust to Bank of America, N.A., as First Lien Collateral Agent, and amendments, modifications or restatements thereof) evidencing the liens on certain real property of the Company that will secure the Secured Notes.

“Principal Property” means each acute care hospital providing general medical and surgical services (excluding equipment, personal property and hospitals that primarily provide specialty medical services, such as psychiatric and obstetrical and gynecological services) owned solely by the Company and/or one or more of its Subsidiaries (used in this definition as defined in the Indenture, dated as of December 16, 1993, between Columbia Healthcare Corporation and The First National Bank of Chicago, as trustee, as amended) and located in the United States of America.

“Security Documents” means (i) the Security Agreement, dated as of November 17, 2006 and amended and restated as of March 2, 2009, among the Company, each of the Grantors party thereto and the First Lien Collateral Agent, (ii) the Pledge Agreement, dated as of November 17, 2006 and amended and restated as of March 2, 2009, among the Company, each of the Pledgors party thereto and the First Lien Collateral Agent, (iii) the Additional First Lien Secured Party Consent, (iv) the Intercreditor Agreements and (v) the First Lien Intercreditor Agreement, dated as of April 22, 2009, among the First Lien Collateral Agent, Bank of America, N.A., as authorized representative for the holders of the obligations under the Credit Facilities (excluding the holders of obligations under the asset-based revolving credit facility) and Law Debenture Trust Company of New York, as authorized representative for the holders of the obligations under the April 2009 First Lien Indenture.

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“subsidiary” means “Subsidiary” as defined in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Description of the Unsecured Notes” and “Description of the Secured Notes.”

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

HCA INC.

By:	/s/ David G. Anderson
Name: David G. Anderson
Title: Senior Vice President – Finance & Treasurer

HCA HOLDINGS, INC.

By:	/s/ R. Milton Johnson
Name: R. Milton Johnson
Title: President & Chief Financial Officer

Each of the SECURED GUARANTORS listed on Schedule II hereto

By:	/s/ Donald W. Stinnett
Name: Donald W. Stinnett
Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

        INCORPORATED

For itself and as a Representative of the

several Underwriters named in

Schedule I to the foregoing Agreement.

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Sarang Gadkari
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Sarang Gadkari
Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Senior Notes

Underwriters	Principal Amount of Unsecured Notes to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$137,500,000
Barclays Capital Inc.	$137,500,000
Citigroup Global Markets Inc.	$137,500,000
Deutsche Bank Securities Inc.	$137,500,000
Goldman, Sachs & Co.	$137,500,000
J.P. Morgan Securities LLC	$137,500,000
Wells Fargo Securities, LLC	$137,500,000
Credit Agricole Securities (USA) Inc.	$37,500,000
Credit Suisse Securities (USA) LLC	$37,500,000
Mizuho Securities USA Inc.	$37,500,000
Morgan Stanley & Co. LLC	$37,500,000
RBC Capital Markets, LLC	$37,500,000
SunTrust Robinson Humphrey, Inc.	$37,500,000
UBS Securities LLC	$37,500,000
Fifth Third Securities, Inc.	$12,500,000
SMBC Nikko Capital Markets Limited	$12,500,000
Total	$1,250,000,000

Schedule I-1

Secured Notes

Underwriters	Principal Amount of Secured Notes to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$137,500,000
Barclays Capital Inc.	$137,500,000
Citigroup Global Markets Inc.	$137,500,000
Deutsche Bank Securities Inc.	$137,500,000
Goldman, Sachs & Co.	$137,500,000
J.P. Morgan Securities LLC	$137,500,000
Wells Fargo Securities, LLC	$137,500,000
Credit Agricole Securities (USA) Inc.	$37,500,000
Credit Suisse Securities (USA) LLC	$37,500,000
Mizuho Securities USA Inc.	$37,500,000
Morgan Stanley & Co. LLC	$37,500,000
RBC Capital Markets, LLC	$37,500,000
SunTrust Robinson Humphrey, Inc.	$37,500,000
UBS Securities LLC	$37,500,000
Fifth Third Securities, Inc.	$12,500,000
SMBC Nikko Capital Markets Limited	$12,500,000
Total	$1,250,000,000

Schedule I-2

SCHEDULE II

Secured Guarantors

Columbia ASC Management, L.P.

American Medicorp Development Co.

Bay Hospital, Inc.

Brigham City Community Hospital, Inc.

Brookwood Medical Center of Gulfport, Inc.

Capital Division, Inc.

Centerpoint Medical Center of Independence, LLC

Central Florida Regional Hospital, Inc.

Central Shared Services, LLC

Central Tennessee Hospital Corporation

CHCA Bayshore, L.P.

CHCA Conroe, L.P.

CHCA Mainland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P.

Chippenham & Johnston-Willis Hospitals, Inc.

Colorado Health Systems, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia LaGrange Hospital, Inc.

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia North Hills Hospital Subsidiary, L.P.

Columbia Ogden Medical Center, Inc.

Columbia Parkersburg Healthcare System, LLC

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Polk General Hospital, Inc.

Columbia Rio Grande Healthcare, L.P.

Columbia Riverside, Inc.

Columbia Valley Healthcare System, L.P.

Columbia/Alleghany Regional Hospital, Incorporated

Columbia/HCA John Randolph, Inc.

Columbine Psychiatric Center, Inc.

Columbus Cardiology, Inc.

Conroe Hospital Corporation

Schedule II-1

Dallas/Ft. Worth Physician, LLC

Dauterive Hospital Corporation

Dublin Community Hospital, LLC

Eastern Idaho Health Services, Inc.

Edward White Hospital, Inc.

El Paso Surgicenter, Inc.

Encino Hospital Corporation, Inc.

EP Health, LLC

Fairview Park GP, LLC

Fairview Park, Limited Partnership

Frankfort Hospital, Inc.

Galen Property, LLC

Good Samaritan Hospital, L.P.

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Grand Strand Regional Medical Center, LLC

Green Oaks Hospital Subsidiary, L.P.

Greenview Hospital, Inc.

HCA—IT&S Field Operations, Inc.

HCA—IT&S Inventory Management, Inc.

HCA-HealthONE LLC

HCA Central Group, Inc.

HCA Health Services of Florida, Inc.

HCA Health Services of Louisiana, Inc.

HCA Health Services of Oklahoma, Inc.

HCA Health Services of Tennessee, Inc.

HCA Health Services of Virginia, Inc.

HCA Management Services, L.P.

HCA Realty, Inc.

HD&S Corp. Successor, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

Hendersonville Hospital Corporation

Hospital Corporation of Tennessee

Hospital Corporation of Utah

Hospital Development Properties, Inc.

HPG Enterprises, LLC

HSS Holdco, LLC

HSS Systems, LLC

HSS Virginia, L.P.

HTI Memorial Hospital Corporation

HTI MOB, LLC

Schedule II-2

Integrated Regional Lab, LLC

Integrated Regional Laboratories, LLP

JFK Medical Center Limited Partnership

KPH-Consolidation, Inc.

Lakeland Medical Center, LLC

Lakeview Medical Center, LLC

Largo Medical Center, Inc.

Las Vegas Surgicare, Inc.

Lawnwood Medical Center, Inc.

Lewis-Gale Hospital, Incorporated

Lewis-Gale Medical Center, LLC

Lewis-Gale Physicians, LLC

Lone Peak Hospital, Inc.

Los Robles Regional Medical Center

Management Services Holdings, Inc.

Marietta Surgical Center, Inc.

Marion Community Hospital, Inc.

MCA Investment Company

Medical Centers of Oklahoma, LLC

Medical Office Buildings of Kansas, LLC

Memorial Healthcare Group, Inc.

Midwest Division—ACH, LLC

Midwest Division—LRHC, LLC

Midwest Division—LSH, LLC

Midwest Division—MCI, LLC

Midwest Division—MMC, LLC

Midwest Division—OPRMC, LLC

Midwest Division—PFC, LLC

Midwest Division—RBH, LLC

Midwest Division—RMC, LLC

Midwest Division—RPC, LLC

Midwest Holdings, Inc.

Montgomery Regional Hospital, Inc.

Mountain View Hospital, Inc.

Nashville Shared Services General Partnership

National Patient Account Services, Inc.

New Port Richey Hospital, Inc.

New Rose Holding Company, Inc.

North Florida Immediate Care Center, Inc.

North Florida Regional Medical Center, Inc.

Northern Utah Healthcare Corporation

Northern Virginia Community Hospital, LLC

Schedule II-3

Northlake Medical Center, LLC

Notami Hospitals of Louisiana, Inc.

Notami Hospitals, LLC

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Outpatient Cardiovascular Center of Central Florida, LLC

Palms West Hospital Limited Partnership

Palmyra Park Hospital, LLC.

Parallon Business Solutions, LLC

Parallon Credentialing Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Holdings, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Parallon Workforce Management Solutions, LLC

Pasadena Bayshore Hospital, Inc

Plantation General Hospital, L.P.

Pulaski Community Hospital, Inc.

Redmond Park Hospital, LLC

Redmond Physician Practice Company

Reston Hospital Center, LLC

Retreat Hospital, LLC

Rio Grande Regional Hospital, Inc.

Riverside Healthcare System, L.P.

Riverside Hospital, Inc.

Samaritan, LLC

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose, LLC

Sarasota Doctors Hospital, Inc.

SJMC, LLC

Southern Hills Medical Center, LLC

Spalding Rehabilitation L.L.C.

Spotsylvania Medical Center, Inc.

Spring Branch Medical Center, Inc.

Spring Hill Hospital, Inc.

Sun City Hospital, Inc.

Sunrise Mountainview Hospital, Inc.

Surgicare of Brandon, Inc.

Surgicare of Florida, Inc.

Surgicare of Houston Women’s, Inc.

Schedule II-4

Surgicare of Manatee, Inc.

Surgicare of Newport Richey, Inc.

Surgicare of Palms West, LLC

Surgicare of Riverside, LLC

Tallahassee Medical Center, Inc.

TCMC Madison-Portland, Inc.

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute MOB, L.P.

Terre Haute Regional Hospital, L.P.

The Regional Health System of Acadiana, LLC

Timpanogos Regional Medical Services, Inc.

Trident Medical Center, LLC

Utah Medco, LLC

VH Holdco, Inc.

VH Holdings, Inc.

Virginia Psychiatric Company, Inc.

W & C Hospital, Inc.

Walterboro Community Hospital, Inc.

Wesley Medical Center, LLC

West Florida Regional Medical Center, Inc.

West Valley Medical Center, Inc.

Western Plains Capital, Inc.

WHMC, Inc.

Woman’s Hospital of Texas, Incorporated

Schedule II-5

SCHEDULE III

Post Closing Matters

Within 60 days after the Closing Date the First Lien Collateral Agent shall have received:

1. fully executed counterparts of an amendment to each of the Mortgages (the “Mortgage Amendments,” each a “Mortgage Amendment”), as appropriate, in form and substance reasonably satisfactory to the Underwriters, which Mortgage Amendments shall cover the Mortgaged Properties (as defined in Annex D) owned by the Company or the Secured Guarantors as are designated on Annex D hereto, together with evidence that counterparts of said Mortgage Amendments have been delivered to the title insurance company insuring the Lien (as defined in the Indenture) of the Mortgages for recording in all places where such Mortgages are recorded, which Mortgage Amendments shall effectively create in favor of the First Lien Collateral Agent for the benefit of the New First Lien Secured Parties (as defined in the Prospectus), including the First Lien Collateral Agent and the Secured Trustee on behalf of the holders of the Secured Notes, a first-priority mortgage Lien on each Mortgaged Property, subject only to (i) those Liens created by the Security Documents and the Mortgage Amendments, (ii) those Liens, encumbrances, hypothecs and other matters affecting title to such Mortgaged Property as may have been found reasonably acceptable by the lenders or the administrative agent (as applicable) under the Credit Facilities in connection with the mortgages provided pursuant thereto, (iii) as to any particular real property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which could not reasonably be expected to materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor or grantor thereof, (iv) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor or grantor thereof of the premises, (v) general real estate taxes and assessments not yet delinquent, (vi) such other similar items as may have been consented to by the lenders or the administrative agent (as applicable) under the Credit Facilities in connection with the mortgages provided pursuant thereto, (vii) Enforceability Limitations, (viii) Permitted Exceptions and (ix) Permitted Liens (as defined in the Prospectus) and the Liens securing the obligations under the First Lien and Second Lien Indentures;

2. with respect to each Mortgage Amendment intended to encumber a Mortgaged Property, a title search of the relevant Mortgaged Property confirming that there are no Liens of record in violation of the provisions of the applicable Mortgage;

3. the opinions, addressed to the Underwriters, of (1) outside counsel or in-house counsel, as to the due authorization, execution and delivery of the Mortgage Amendments by the Company, any Secured Guarantor or any of their respective subsidiaries, as applicable, and (2) local counsel in each jurisdiction where Mortgaged Property is located, each in form and substance substantially similar to those provided in connection with the Credit Facilities; and

Schedule III-1

4. with respect to each Mortgaged Property, a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Company and each Secured Guarantor relating thereto and (ii) evidence of insurance with respect to the Mortgaged Properties in form and substance reasonably satisfactory to the First Lien Collateral Agent).

Schedule III-2

ANNEX A

Disclosure Package

Pricing Term Sheet, dated October 16, 2012, to the Preliminary Prospectus

See attached.

Annex A-1

ANNEX A-1

Filed pursuant to Rule 433

Issuer Free Writing Prospectus, dated October 16, 2012

Supplementing the Preliminary Prospectus Supplement, dated October 16, 2012

Registration No. 333-175791

HCA Inc.

$2,500,000,000

$1,250,000,000 4.75% Senior Secured Notes due 2023 (“Secured Notes”)

$1,250,000,000 5.875% Senior Notes due 2023 (“Unsecured Notes”)

Pricing Supplement

Pricing Supplement dated October 16, 2012 to HCA Inc.’s Preliminary Prospectus Supplement dated October 16, 2012. This Pricing Supplement is qualified in its entirety by reference to the Preliminary Prospectus Supplement. The information in this Pricing Supplement supplements the Preliminary Prospectus Supplement and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement. Financial information present in the Preliminary Prospectus Supplement is deemed to have changed to the extent affected by changes described herein. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Prospectus Supplement.

Change in Offering Size

The total size of the offering of the notes has been increased from $2,000,000,000 to $2,500,000,000, allocated as set forth below. The net proceeds received from the increase of $500,000,000 will be used to increase the amount of cash to the balance sheet to be used for general corporate purposes as set forth under “Use of Proceeds” in the Preliminary Prospectus Supplement. As a result of the increase, total capitalization will increase by the net amount of the increased debt, as set forth under “Capitalization” in the Preliminary Prospectus Supplement. Other corresponding changes will be made where applicable throughout the Preliminary Prospectus Supplement.

Terms Applicable to the Secured Notes

Issuer	HCA Inc.

Aggregate Principal Amount	$1,250,000,000

Title of Security	4.75% Senior Secured Notes due 2023

Maturity	May 1, 2023

Spread to Treasury	+304 basis points

Benchmark Treasury	UST 1.625% due August 15, 2022

Coupon	4.75%

Annex A-1-1

Public Offering Price	100% plus accrued interest, if any, from October 23, 2012

Yield to Maturity	4.75%

Interest Payment Dates	May 1 and November 1 of each year, beginning on May 1, 2013

Record Dates	April 15 and October 15 of each year

Gross Proceeds	$1,250,000,000

Underwriting Discount	1.125%

Net Proceeds to Issuer before Expenses	$1,235,937,500

Optional Redemption (Make Whole Call)	The secured notes will be redeemable, at our option, at any time in whole or from time to time in part, at a redemption, or “make-whole,” price equal to the greater of:

(i)	100% of the aggregate principal amount of the secured notes to be redeemed, and

(ii)	an amount equal to sum of the present value of the remaining scheduled payments of principal of and interest on the secured notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 50 basis points plus, in each of the above cases, accrued and unpaid interest, if any, to such redemption date.

Change of Control	Upon certain change of control events, each holder may require the Issuer to repurchase at 101%, plus accrued and unpaid interest, if any.

Trade Date	October 16, 2012

Settlement Date:	October 23, 2012 (T+5)

We expect that delivery of the notes will be made to investors on or about October 23, 2012, which will be the fifth business day following the date of this pricing term sheet (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their advisors.

Denominations	$2,000 and integral multiples of $1,000

CUSIP/ISIN Numbers	CUSIP: 404121 AF2

ISIN: US404121AF27

Annex A-1-2

Form of Offering	SEC Registered (Registration No. 333-175791)

Joint Book-Running Managers	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Terms Applicable to the Unsecured Notes

Issuer	HCA Inc.

Aggregate Principal Amount	$1,250,000,000

Title of Security	5.875% Senior Notes due 2023

Maturity	May 1, 2023

Spread to Treasury	+417 basis points

Benchmark Treasury	UST 1.625% due August 15, 2022

Coupon	5.875%

Public Offering Price	100% plus accrued interest, if any, from October 23, 2012

Yield to Maturity	5.875%

Interest Payment Dates	May 1 and November 1 of each year, beginning on May 1, 2013

Record Dates	April 15 and October 15 of each year

Gross Proceeds	$1,250,000,000

Underwriting Discount	1.125%

Net Proceeds to Issuer before Expenses	$1,235,937,500

Optional Redemption (Make Whole Call)	The unsecured notes will be redeemable, at our option, at any time in whole or from time to time in part, at a redemption, or “make-whole,” price equal to the greater of:

(i)	100% of the aggregate principal amount of the unsecured notes to be redeemed, and

(ii)	an amount equal to sum of the present value of the remaining scheduled payments of principal of and interest on the unsecured notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 50 basis points

Annex A-1-3

plus, in each of the above cases, accrued and unpaid interest, if any, to such redemption date.

Change of Control	Upon certain change of control events, each holder may require the Issuer to repurchase at 101%, plus accrued and unpaid interest, if any.

Trade Date	October 16, 2012

Settlement Date:	October 23, 2012 (T+5)

We expect that delivery of the notes will be made to investors on or about October 23, 2012, which will be the fifth business day following the date of this pricing term sheet (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their advisors.

Denominations	$2,000 and integral multiples of $1,000

CUSIP/ISIN Numbers	CUSIP: 404121 AG0

ISIN: US404121AG00

Form of Offering	SEC Registered (Registration No. 333-175791)

Joint Book-Running Managers	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Terms Applicable to the Secured Notes and Unsecured Notes

Use of Proceeds	We estimate that our net proceeds from this offering, after deducting underwriter discounts and commissions and estimated offering expenses, will be approximately $2.469 billion.

We intend to use the net proceeds from the notes offered hereby for general corporate purposes, which may include the repayment of our existing term loan B-1 facility due November 2013 and the financing of a dividend to stockholders of HCA Holdings, Inc.

Annex A-1-4

The issuer has filed a registration statement (including a prospectus and a related prospectus supplement) with the United States Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the prospectus supplement and other documents HCA Holdings, Inc. has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies of the prospectus supplement and accompanying prospectus may be obtained by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322.

This communication should be read in conjunction with the preliminary prospectus supplement and the accompanying prospectus. The information in this communication supersedes the information in the preliminary prospectus supplement and the accompanying prospectus to the extent inconsistent with the information in such preliminary prospectus supplement and the accompanying prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Annex A-1-5

ANNEX C-1

Subsidiaries of the Company

360 Community Alliance, LLC

AB TIC Investments, LLC

AC Med, LLC

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

Access 2 Health Care Physicians, LLC

Access Health Care Physicians, LLC

Access Management Co., LLC

Ace Leasing II, LLC

ACH, Inc.

Acute Kids Urgent Care of Medical City Children’s Hospital, PLLC

Acworth Immediate Care, LLC

Acworth Immediate Care, LLC

Advanced Neurosurgery, LLC

Advanced Orthopedics, LLC

Advanced Plastic Surgery Center of Terre Haute, LLC

Advanced Radiation Oncology Care, LLC

Albany Family Practice, LLC

Albany Neurosurgery Center, LLC

Aligned Business Consortium Group, L.P.

All About Staffing (India) Ltd.

All About Staffing (UK) Limited

All About Staffing Philippines, Inc.

All About Staffing, Inc.

Alleghany General and Bariatric Services, LLC

Alleghany Hospitalists, LLC

Alleghany Primary Care, Inc.

Alleghany Specialists, LLC

Alpharetta Imaging Services, LLC

Alta Internal Medicine, LLC

Alternaco, LLC

Altitude Mid Level Providers, LLC

Ambulatory Endoscopy Clinic of Dallas, Ltd.

Ambulatory Laser Associates, GP

Ambulatory Services Management Corporation of Chesterfield County, Inc.

Ambulatory Surgery Center Group, Ltd.

American Medicorp Development Co.

Ami-Point GA, LLC

Annex C-1-1

AOGN, LLC

AOSC Sports Medicine, Inc.

Appledore Medical Group II, Inc.

Appledore Medical Group, Inc.

Appomattox Imaging, LLC

AR Holding 1, LLC

AR Holding 2, LLC

AR Holding 3, LLC

AR Holding 4, LLC

AR Holding 5, LLC

AR Holding 6, LLC

AR Holding 7, LLC

AR Holding 8, LLC

AR Holding 9, LLC

AR Holding 10, LLC

AR Holding 11, LLC

AR Holding 12, LLC

AR Holding 13, LLC

AR Holding 14, LLC

AR Holding 15, LLC

AR Holding 16, LLC

AR Holding 17, LLC

AR Holding 18, LLC

AR Holding 19, LLC

AR Holding 20, LLC

AR Holding 21, LLC

AR Holding 22, LLC

AR Holding 23, LLC

AR Holding 24, LLC

AR Holding 25, LLC

AR Holding 26, LLC

AR Holding 27, LLC

AR Holding 28, LLC

AR Holding 29, LLC

AR Holding 30, LLC

Arkansas Medical Park, LLC

Arlington Diagnostic South, Inc.

Arlington Neurosurgeons, PLLC

Arlington Primary Care, PLLC

Arlington Primary Medicine, PLLC

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

Arlington Vascular Surgery, PLLC

Arthritis Specialists of Nashville, Inc.

ASD Shared Services, LLC

Ashburn ASC, LLC

Annex C-1-2

Ashburn Imaging, LLC

Athens Community Hospital, Inc.

Atlanta Healthcare Management, L.P.

Atlanta Home Care, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Atlantis Surgicare, LLC

Atrium Surgery Center, L.P.

Atrium Surgery Center, Ltd.

Atrium Surgicare, LLC

Augusta Inpatient Services, LLC

Augusta Multispecialty Services, LLC

Augusta Primary Care Services, LLC

Augusta Specialty Hospitalists, LLC

Augusta Urgent Care Services, LLC

Austin Heart Cardiology MSO, LLC

Austin Heart, PLLC

Austin Medical Center, Inc.

Austin Physicians Management, LLC

Austin Urogynecology, PLLC

Aventura Cancer Center Manager, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Aventura Healthcare Specialists LLC

Aventura Neurosurgery, LLC

Avoyelles Family Care (A Medical Limited Liability Company)

Bailey Square Ambulatory Surgical Center, Ltd.

Bailey Square Outpatient Surgical Center, Inc.

BAMI Property, LLC

Bannerman Family Care, LLC

Barrow Medical Center CT Services, Ltd.

Basic American Medical, Inc.

Bay Area Healthcare Group, Ltd.

Bay Area Surgical Center Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bay Hospital, Inc.

Bayonet Point Surgery Center, Ltd.

Bayshore Occupational and Family Medicine, PLLC

Bayshore Partner, LLC

Bayshore Surgery Center, Ltd.

Bayside Ambulatory Center, LLC

Beach Primary Care, LLC

Bedford-Northeast Community Hospital, Inc.

Annex C-1-3

Behavioral Health Sciences of West Florida, LLC

Bellaire Imaging, Inc.

Belleair Surgery Center, Ltd.

Belton Family Practice Clinic, LLC

Big Cypress Medical Center, Inc.

Blacksburg Family Care, LLC

Boca Raton Open Imaging Center, LLC

Bone & Joint Specialists Physician Group, LLC

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.

Bountiful Surgery Center, LLC

Boynton Beach EFL Imaging Center, LLC

Bradenton Cardiology Physician Network, LLC

Bradenton Outpatient Services, LLC

Brandon Imaging Manager, LLC

Brandon Regional Cancer Center, LLC

Brandon SRS Management Services, LLC

Brandon Surgi-Center, Ltd.

Brigham City Community Hospital Physician Services, LLC

Brigham City Community Hospital, Inc.

Brigham City Health Plan, Inc.

Brookwood Medical Center of Gulfport, Inc.

Broward Cardiovascular Surgeons, LLC

Broward Healthcare System, Inc.

Broward Neurosurgeons, LLC

Brownsville Specialists of Texas, PLLC

Brownsville Surgical Specialists, PLLC

Brownsville-Valley Regional Medical Center, Inc.

Brunswick Anesthesia, LLC

Buckhead Surgical Services, L.P.

Buford Road Imaging, L.L.C.

Byron Family Practice, LLC

C. Medrano, M.D., PLLC

C/HCA Capital, Inc.

C/HCA Development, Inc.

C/HCA, Inc.

Calder Urgent Care, PLLC

California Imaging Center Manager, LLC

Calloway Creek Surgery Center, L.P.

Calloway Creek Surgicare, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.

Capital Anesthesia Services, LLC

Capital Area Cardiology

Annex C-1-4

Capital Area Occupational Medicine, PLLC

Capital Area Primary Care, PLLC

Capital Area Providers

Capital Area Specialists, PLLC

Capital Area Surgeons, PLLC

Capital Division, Inc.

Capital Network Services, Inc.

Capital Regional Healthcare, LLC

Cardiac Surgical Associates, LLC

Cardio Vascular Surgeons of North Texas, PLLC

Cardiology Associates Medical Group, LLC

Cardiology Specialists of North Texas, PLLC

Cardiothoracic Surgeons of Roanoke Valley, LLC

Care for Women, LLC

Career Staffing USA, Inc.

CareOne Home Health Services, Inc.

CareOne Home Health Services, Inc.

Carlin Springs Urgent Care, LLC

Carolina Forest Imaging Manager, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.

Carriford Management Limited

Cartersville Medical Center, LLC

Cartersville Occupational Medicine Center, LLC

Cartersville Physician Practice I, LLC

Cartersville Urgent Care, LLC

CCBH Psychiatric Hospitalists, LLC

CCH-GP, Inc.

Cedar Creek Medical Group, LLC

Cedarcare, Inc.

Cedars BTW Program, Inc.

Cedars Gastroenterologists, LLC

Cedars Healthcare Group, Ltd.

Cedars International Cardiology Consultants, LLC

Cedars Medical Center Hospitalists, LLC

Centennial Cardiovascular Consultants, LLC

Centennial CyberKnife Center, LLC

Centennial CyberKnife Manager, LLC

Centennial Heart, LLC

Centennial Neuroscience, LLC

Centennial Primary Care, LLC

Centennial Psychiatric Associates, LLC

Centennial Surgery Center, L.P.

Centennial Surgical Associates, LLC

Centennial Surgical Clinic, LLC

Center for Advanced Imaging, LLC

Annex C-1-5

Center for Colorectal Care, LLC

Center for Digestive Diseases, LLC

Centerpoint Cardiology Services, LLC

Centerpoint Clinic of Blue Springs, LLC

Centerpoint Hospital Based Physicians, LLC

Centerpoint Medical Center of Independence, LLC

Centerpoint Medical Specialists, LLC

Centerpoint Orthopedics, LLC

Centerpoint Physicians Group, LLC

Centerpoint Women’s Services, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Diagnostic Cardiology Center, LLC

Central Florida Division Practice, Inc.

Central Florida Imaging Services, LLC

Central Florida Obstetrics & Gynecology Associates, LLC

Central Florida Physician Network, LLC

Central Florida Regional Hospital, Inc.

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

Central San Antonio Surgical Center Investors, Ltd.

Central Shared Services, LLC

Central Tennessee Hospital Corporation

Central Texas Cardiac Arrhythmia Physicians, PLLC

Centrum Surgery Center, Ltd.

CFC Investments, Inc.

CH Systems

Chatsworth Hospital Corp.

Chattanooga ASC, LLC

Chattanooga Diagnostic Associates, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

CHC Finance Co.

CHC Holdings, Inc.

CHC Management, Ltd.

CHC Payroll Agent, Inc.

CHC Payroll Company

CHC Realty Company

CHC Venture Co.

CHCA Bayshore, L.P.

CHCA Clear Lake, L.P.

CHCA Conroe, L.P.

CHCA Hospital LP, Inc.

CHCA Mainland, L.P.

CHCA Palmyra Partner, Inc.

CHCA Pearland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P

.

Annex C-1-6

CHCA Woman’s Hospital, L.P

CHC-El Paso Corp.

CHCK, Inc.

CHC-Miami Corp.

Chelsea Outpatient Centre LLP

Cheray and Samuels, LLC

Chesterfield Imaging, LLC

Chicago Grant Hospital, Inc.

Children’s Multi-Specialty Group, LLC

Chino Community Hospital Corporation, Inc.

Chippenham & Johnston-Willis Hospitals, Inc.

Chippenham & Johnston-Willis Sports Medicine, LLC

Chippenham Ambulatory Surgery Center, LLC

Chippenham Pediatric Specialists, LLC

Christiansburg Family Medicine, LLC

Christiansburg Internal Medicine, LLC

Christina Cano-Gonzalez, M.D., PLLC

Chugach PT, Inc.

Church Street Partners

CJW Infectious Disease, LLC

CJW Wound Healing Center, LLC

CLASC Manager, LLC

Clear Creek Surgery Center, LLC

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Family Physicians, PLLC

Clear Lake Merger, LLC

Clear Lake Multi-Specialty Group, PLLC

Clear Lake Regional Medical Center, Inc.

Clear Lake Regional Partner, LLC

Clear Lake Surgicare, Ltd.

ClinicServ, LLC

Clinishare, Inc.

Clipper Cardiovascular Associates, Inc.

Coastal Bend Hospital CT Services, Ltd.

Coastal Bend Hospital, Inc.

Coastal Carolina Home Care, Inc.

Coastal Carolina Multispecialty Associates, LLC

Coastal Carolina Primary Care, LLC

Coastal Healthcare Services, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Coastal Inpatient Physicians, LLC

Cobb Imaging Services, LLC

Coliseum Health Group, Inc.

Coliseum Health Group, LLC

Annex C-1-7

Coliseum Medical Center, LLC

Coliseum Park Hospital, Inc.

Coliseum Primary Care Services, LLC

Coliseum Primary Healthcare—Macon, LLC

Coliseum Primary Healthcare—Riverside, LLC

Coliseum Professional Associates, LLC

Coliseum Psychiatric Center, LLC

Coliseum Same Day Surgery Center, L.P.

Coliseum Surgery Center, L.L.C.

Colleton Ambulatory Care, LLC

Colleton Diagnostic Center, LLC

Colleton Medical Anesthesia, LLC

Colleton Medical Hospitalists, LLC

Colleton Neurology Associates, LLC

Colleton Otolaryngology, Head and Neck Surgery, LLC

Collier County Home Health Agency, Inc.

Collin County Diagnostic Associates, PLLC

COL-NAMC Holdings, Inc.

Colonial Heights Ambulatory Surgery Center, L.P.

Colonial Heights Surgicare, LLC

Colorado Health Systems, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Arlington Healthcare System, L.L.C.

Columbia ASC Management, L.P.

Columbia Bay Area Realty, Ltd.

Columbia Behavioral Health, LLC

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Behavioral Healthcare, Inc.

Columbia Call Center, Inc.

Columbia Central Florida Division, Inc.

Columbia Central Group, Inc.

Columbia Champions Treatment Center, Inc.

Columbia Chicago Division, Inc.

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Development of Florida, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Eye and Specialty Surgery Center, Ltd.

Columbia Florida Group, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Health System of Arkansas, Inc.

Columbia Healthcare of Central Virginia, Inc.

Columbia Healthcare System of Louisiana, Inc.

Columbia Hospital (Palm Beaches) Limited Partnership

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Annex C-1-8

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation of West Houston

Columbia Hospital Corporation-Delaware

Columbia Hospital Corporation-SMM

Columbia Hospital-El Paso, Ltd.

Columbia Integrated Health Systems, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia LaGrange Hospital, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia Medical Group—Centennial, Inc.

Columbia Medical Group—Daystar, Inc.

Columbia Medical Group—Parkridge, Inc.

Columbia Medical Group—Southern Hills, Inc.

Columbia Medical Group—Southwest Virginia, Inc.

Columbia Medical Group—The Frist Clinic, Inc.

Columbia Midtown Joint Venture

Columbia North Alaska Healthcare, Inc.

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership

Annex C-1-9

Columbia North Hills Hospital Subsidiary, L.P.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Northwest Medical Center, Inc.

Columbia Ocala Regional Medical Center Physician Group, Inc.

Columbia Ogden Medical Center, Inc.

Columbia Oklahoma Division, Inc.

Columbia Palm Beach GP, LLC

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

Columbia Parkersburg Healthcare System, LLC

Columbia Pentagon City Hospital, L.L.C.

Columbia Physician Services—Florida Group, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Polk General Hospital, Inc.

Columbia Primary Care, LLC

Columbia Psychiatric Management Co.

Columbia Resource Network, Inc.

Columbia Rio Grande Healthcare, L.P.

Columbia Riverside, Inc.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia Surgicare—North Michigan Ave., L.P.

Columbia Surgicare of Augusta, Ltd.

Columbia Tampa Bay Division, Inc.

Columbia Valley Healthcare System, L.P.

Columbia West Bank Hospital, Inc.

Columbia Westbank Healthcare, L.P.

Columbia/Alleghany Regional Hospital, Incorporated

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia/HCA Healthcare Corporation of South Carolina

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA John Randolph, Inc.

Columbia/HCA Middle East Management Company

Columbia/HCA of Baton Rouge, Inc.

Annex C-1-10

Columbia/HCA of Houston, Inc.

Columbia/HCA of New Orleans, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital

Columbia/HCA San Clemente, Inc.

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.

Columbia-CSA/HS Greater Columbia Area Healthcare System, L.P.

Columbia-Georgia PT, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia-Quantum, Inc.

Columbia-SDH Holdings, Inc.

Columbine Psychiatric Center, Inc.

Columbus Cardiology, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Columbus Doctors Hospital, Inc.

Commonwealth Perinatal Services, LLC

Commonwealth Specialists of Kentucky, LLC

Community Hospital Family Practice, LLC

Comprehensive Radiology Management Services, Ltd.

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

Congenital Heart Surgery Center, PLLC

Conroe Hospital Corporation

Conroe Orthopedic Specialists, PLLC

Conroe Partner, LLC

Conroe Specialists of Texas, PLLC

Continental Division I, Inc.

Coral Springs Surgi-Center, Ltd.

CoralStone Management, Inc.

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Primary Care Associates, PLLC

Corpus Christi Radiation Oncology, PLLC

Corpus Christi Surgery Center, L.P.

Corpus Christi Surgery, Ltd.

Corpus Surgicare, Inc.

COSCORP, LLC

Countryside Surgery Center, Ltd.

CP Surgery Center, LLC

CPS TN Processor 1, Inc.

Crewe Outpatient Imaging, LLC

Annex C-1-11

CRMC-M, LLC

Cumberland Medical Center, Inc.

CVMC Property, LLC

Daleville Imaging Manager, LLC

Daleville Imaging, L.P.

Dallas Cardiology Specialists, PLLC

Dallas CardioThoracic Surgery Consultants, PLLC

Dallas Hand Surgery Center, PLLC

Dallas Neuro-Stroke Affiliates, PLLC

Dallas/Ft. Worth Physician, LLC

Dauterive Hospital Corporation

Dauterive Physicians, LLC

Daytona Medical Center, Inc.

Deep Purple Investments, LLC

Delray EFL Imaging Center, LLC

Denton Cancer Center, PLLC

Denton County Hospitalist Program, PLLC

Denton Pediatric Physicians, PLLC

Denton Primary Care, PLLC

Denton Regional Ambulatory Surgery Center, L.P.

Denver Mid-Town Surgery Center, Ltd.

Derry ASC, Inc.

DFW Physicians Group, PLLC

Diagnostic Breast Center, Inc.

Diagnostic Mammography Services, G.P.

Diagnostic Services, G.P.

Dickson Corporate Health Services, LLC

Dickson Surgery Center, L.P.

Doctors Bay Area Physician Hospital Organization

Doctors Hospital (Conroe), Inc.

Doctors Hospital Center for Occupational Medicine, LLC

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital North Augusta Imaging Center, LLC

Doctors Hospital of Augusta Neurology, LLC

Doctors Hospital of Augusta, LLC

Doctors Hospital Surgery Center, L.P.

Doctor’s Memorial Hospital of Spartanburg, L.P.

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Annex C-1-12

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

DOMC Property, LLC

Dominion Hospital Physicians’ Group, LLC

Douglasville Imaging Services, LLC

Dublin Community Hospital, LLC

Dublin Heart Specialists, LLC

Dublin Multispecialty, LLC

Dunwoody Physician Practice Network, Inc.

E.P. Physical Therapy Centers, Inc.

East Falls Cardiovascular and Thoracic Surgery, LLC

East Falls Family Medicine, LLC

East Falls OBGYN, LLC

East Falls Plastic Surgery, LLC

East Florida Behavioral Health Network, LLC

East Florida Cardiology Network, LLC

East Florida Division, Inc.

East Florida Emergency Physician Group, LLC

East Florida Hospitalists, LLC

East Florida Imaging Holdings, LLC

East Florida Primary Care, LLC

East Houston Specialists, PLLC

East Layton Internal Medicine, LLC

East Pointe Hospital, Inc.

Eastern Idaho Health Services, Inc.

Eastern Idaho Regional Medical Center Physician Services, LLC

Eastside General Surgery, LLC

Eastside Medical Center, LLC

Eastside Surgery Center, LLC

Edisto Multispecialty Associates, Inc.

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Edmond Intensivists, LLC

Edmond Physician Hospital Organization, Inc.

Edmond Physician Services, LLC

Edmond Podiatry Associates, LLC

Edmond Spine and Orthopedic Services, LLC

Edward White Hospital, Inc.

EHCA Diagnostics, LLC

EHCA Eastside Occupational Medicine Center, LLC

EHCA Metropolitan, LLC

EHCA Parkway, LLC

EHCA Peachtree, LLC

Annex C-1-13

EHCA West Paces, LLC

EHCA, LLC

EIRMC Hospitalist Services, LLC

El Paso Healthcare Provider Network

El Paso Healthcare System Physician Services, LLC

El Paso Healthcare System, Ltd.

El Paso Nurses Unlimited, Inc.

El Paso Primary Care, PLLC

El Paso Surgery Centers, L.P.

El Paso Surgicenter, Inc.

Eldridge Family Practitioners, PLLC

Elite Family Health of Plano, PLLC

Elite OB-GYN Services of El Paso, PLLC

Elite Orthopaedics of El Paso, PLLC

Elite Orthopaedics of Irving, PLLC

Elite Orthopaedics of Plano, PLLC

Emergency Providers Group LLC

Emergency Psychiatric Medicine, PLLC

EMMC, LLC

Encino Hospital Corporation, Inc.

Endocrinology Associates of Lee’s Summit, LLC

Endoscopy Clinic of Dallas, Inc.

Endoscopy of Plano, L.P.

Endoscopy Surgicare of Plano, LLC

Englewood Community Hospital, Inc.

Enhancecorp Limited

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Properties, Inc.

EPIC Surgery Centers, Inc.

EPSC, L.P.

Extendicare Properties, Inc.

Eye Care Surgicare, Ltd.

Eye Surgicare of Independence, LLC

Fairfax Surgical Center, L.P.

Fairview Medical Services, LLC

Fairview Park GP, LLC

Fairview Park, Limited Partnership

Fairview Partner, LLC

Family Care at Arbor Walk, LLC

Family Care of E. Jackson County, LLC

Family Care Partners, LLC

Family First Medicine in Brownsville, PLLC

Annex C-1-14

Family Health Medical Group of Overland Park, LLC

Family Health Specialists of Lee’s Summit, LLC

Family Medicine Associates of Edmond, LLC

Family Medicine of Blacksburg, LLC

Family Medicine of Terre Haute, LLC

Family Practice at Forest Hill, LLC

Family Practice at Retreat, LLC

Family Practitioners of Montgomery, PLLC

Family Practitioners of Pearland, PLLC

Far West Division, Inc.

Fawcett Memorial Hospital, Inc.

FHAL, LLC

Florida Home Health Services-Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.

Flower Mound Surgery Center, Ltd.

Foot & Ankle Specialty Services, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Fort Chiswell Family Practice, LLC

Fort Myers Market, Inc.

Fort Pierce Immediate Care Center, Inc.

Fort Pierce Orthopaedics, LLC

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.

Fort Worth Investments, Inc.

Four Rivers Medical Center PHO, Inc.

Frankfort Hospital, Inc.

Frankfort Orthopedics, LLC

Frankfort Wound Care, LLC

Freeport Family Medicine, LLC

Fremont Women’s Health, LLC

Frisco Warren Parkway 91, Inc.

Frist Clinic Express, LLC

Ft. Pierce Surgicare, LLC

Ft. Walton Beach Anesthesia Services, LLC

G. Rowe, M.D. , PLLC

G. Schnider, M.D., PLLC

Gainesville GYN Oncology of North Florida Regional Medical Center, LLC

Gainesville Physicians, LLC

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Diagnostic Multicenter, Ltd.

Galen Finance, LLC

Galen Global Finance, Inc.

Annex C-1-15

Galen GOK, LLC

Galen Health Partners Limited

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Galen Hospital of Baytown, Inc.

Galen Hospital-Pembroke Pines, Inc.

Galen International Capital, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen LA, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen of Aurora, Inc.

Galen of Florida, Inc.

Galen of Illinois, Inc.

Galen of Kentucky, Inc.

Galen of Mississippi, Inc.

Galen of Virginia, Inc.

Galen of West Virginia, Inc.

Galen Property, LLC

Galen SOM, LLC

Galen SSH, LLC

Galen Virginia Hospital Corporation

Galencare, Inc.

Galendeco, Inc.

Galen-Soch, Inc.

Galichia Anesthesia Services, LLC

Galichia Emergency Physicians, LLC

GalTex, LLC

Garden Park Community Hospital Limited Partnership

Garden Park Hospitalist Program, LLC

Garden Park Investments, L.P.

Garden Park Physician Group—Specialty Care, LLC

Garden Park Physician Group, Inc.

Gardens EFL Imaging Center, LLC

Gastroenterology Specialists of Middle Tennessee, LLC

General and Cardiovascular Surgeons of Conroe, PLLC

General Hospitals of Galen, Inc.

General Surgeons of Houston, PLLC

General Surgeons of North Richland Hills, PLLC

General Surgeons of Pasadena, PLLC

Generations Family Practice, Inc.

Georgia Health Holdings, Inc.

Annex C-1-16

Georgia Psychiatric Company, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

GI Associates of Denton, PLLC

Glemm SA

Good Samaritan Hospital, L.P.

Good Samaritan Hospital, LLC

Good Samaritan Surgery Center, L.P.

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Grace Family Practice, LLC

Gramercy Surgery Center, Ltd.

Grand Strand Regional Medical Center, LLC

Grand Strand Senior Health Center, LLC

Grand Strand Specialty Associates, LLC

Grand Strand Surgical Specialists, LLC

Grandview Health Care Clinic, LLC

Grant Center Hospital of Ocala, Inc.

Grayson Primary Care, LLC

Greater Gwinnett Internal Medicine Associates, LLC

Greater Gwinnett Physician Corporation

Greater Houston Preferred Provider Option, Inc.

Green Oaks Hospital Subsidiary, L.P.

Greenview Hospital, Inc.

Greenview PrimeCare, LLC

Gulf Coast Division, Inc.

Gulf Coast Inpatient Specialists, LLC

Gulf Coast Medical Center Primary Care, LLC

Gulf Coast Medical Ventures, Inc.

Gulf Coast Multispecialty Services, LLC

Gulf Coast Physician Administrators, Inc.

Gwinnett Community Hospital, Inc.

Gynecology Specialists of Utah, LLC

GYN-Oncology of Southwest Virginia, LLC

H.H.U.K., Inc.

H2U Wellness Centers — PISD, PLLC

H2U Wellness Centers — San Benito CISD, PLLC

H2U Wellness Centers, LLC

Hamilton Memorial Hospital, Inc.

Hamsard 3160 Limited

Hamsard 3214 LLP

Hanover Outpatient Surgery Center, L.P.

Harley Street Clinic @ The Groves LLP

Harrisonville Family Medicine Group, LLC

HCA—Information Technology & Services, Inc.

HCA—IT&S Field Operations, Inc.

Annex C-1-17

HCA—IT&S Inventory Management, Inc.

HCA—IT&S PBS Field Operations, Inc.

HCA—IT&S TN Field Operations, Inc.

HCA—Raleigh Community Hospital, Inc.

HCA—Viera ALF, LLC

HCA—WHS Progressive, LLC

HCA—WHS Services, LLC

HCA ASD Financial Operations, LLC

HCA ASD Sales Services, LLC

HCA Central Group, Inc.

HCA Central/West Texas Physicians Management, LLC

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

HCA Eastern Group, Inc.

HCA Family Care Center, Inc.

HCA Finance, LP

HCA Health Services of California, Inc.

HCA Health Services of Florida, Inc.

HCA Health Services of Georgia, Inc.

HCA Health Services of Louisiana, Inc.

HCA Health Services of Miami, Inc.

HCA Health Services of Midwest, Inc.

HCA Health Services of New Hampshire, Inc.

HCA Health Services of Oklahoma, Inc.

HCA Health Services of Tennessee, Inc.

HCA Health Services of Texas, Inc.

HCA Health Services of Virginia, Inc.

HCA Health Services of West Virginia, Inc.

HCA Holdco, LLC

HCA Imaging Services of North Florida, Inc.

HCA International Finance LLP

HCA International Holdings Limited

HCA International Limited

HCA Long Term Health Services of Miami, Inc.

HCA Luxembourg 1 Sarl

HCA Luxembourg 2 Sarl

HCA Luxembourg Finance Limited

HCA Management Services, L.P.

HCA Medical Services, Inc.

HCA Midwest Comprehensive Care, Inc.

HCA Outpatient Clinic Services of Miami, Inc.

HCA Outpatient Imaging Services Group, Inc.

HCA Pearland GP, Inc.

HCA Physician Services, Inc.

HCA Plano Imaging, Inc.

HCA Property GP, LLC

Annex C-1-18

HCA Psychiatric Company

HCA Purchasing Limited

HCA Realty, Inc.

HCA Richmond Division, Inc.

HCA Squared, LLC

HCA Staffing Limited

HCA Switzerland Finance Sàrl

HCA Switzerland Holding Sàrl

HCA UK Capital Limited

HCA UK Holdings Limited

HCA UK Investments Limited

HCA UK Limited

HCA UK Services, Ltd.

HCA Wesley Rehabilitation Hospital, Inc.

HCA Western Group, Inc.

HCA-Access Healthcare Holdings, LLC

HCA-Access Healthcare Partner, Inc.

HCA-EmCare Holdings, LLC

HCA-EMS Holdings, LLC

HCA-HealthONE LLC

HCAPS Anesthesia Manager, LLC

HCAPS Conroe Affiliation, Inc.

HCA-Urgent Care Holdings, LLC

HCOL, Inc.

HD&S Corp. Successor, Inc.

HDH Thoracic Surgeons, LLC

Healdsburg General Hospital, Inc.

Health Care Indemnity, Inc.

Health Insight Capital, LLC

Health Midwest Insurance Company, Ltd.

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

Health Service Partners, Inc.

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Health to You, LLC

Healthcare Oklahoma, Inc.

Healthcare Sales National Management Services Group, LLC

Healthcare Technology Assessment Corporation

Healthco, LLC

HealthCoast Physician Group, LLC

Healthnet of Kentucky, LLC

HealthONE at Breckenridge, LLC

HealthONE Aurora Investment, LLC

HealthONE Clear Creek, LLC

Annex C-1-19

HealthONE Clinic Services—Bariatric Medicine, LLC

HealthONE Clinic Services—Behavioral Health, LLC

HealthONE Clinic Services—Cancer Specialties, LLC

HealthONE Clinic Services—Cardiovascular, LLC

HealthONE Clinic Services—Medical Specialties, LLC

HealthONE Clinic Services—Neurosciences, LLC

HealthONE Clinic Services—Obstetrics and Gynecology, LLC

HealthONE Clinic Services—Occupational Medicine, LLC

HealthONE Clinic Services—Oncology Hematology, LLC

HealthONE Clinic Services—Orthopedic Specialists, LLC

HealthONE Clinic Services—Otolaryngology Specialists, LLC

HealthONE Clinic Services—Pediatric Cardiovascular Surgery, LLC

HealthONE Clinic Services—Pediatric Specialties, LLC

HealthONE Clinic Services—Primary Care, LLC

HealthONE Clinic Services—Spine Surgeons LLC

HealthONE Clinic Services—Surgery Neurological, LLC

HealthONE Clinic Services—Surgical Specialties, LLC

HealthONE Clinic Services—Youth Rehabilitation LLC

HealthONE Clinic Services LLC

HealthOne Heart Care LLC

HealthONE High Street Primary Care Center, LLC

HealthONE Institutes for Clinical Research, LLC

HealthOne Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE of Denver, Inc.

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Ridge View Endoscopy Center, LLC

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthOne Westside Investment, LLC

Healthserv Acquisition, LLC

Healthtrust MOB Tennessee, LLC

Healthtrust Purchasing Group, L.P.

Healthtrust Utah Management Services, Inc.

Healthtrust, Inc.—The Hospital Company

Healthtrust, Inc.—The Hospital Company

Healthtrust-Europe Company Limited

Healthtrust-Europe LLP

Heart Specialist of North Texas, PLLC

Heartcare of Texas, Ltd.

Hearthstone Home Health, Inc.

Heartland Women’s Group at Wesley, LLC

Heathrow Imaging, LLC

Heathrow Internal Medicine, LLC

Annex C-1-20

HEI Missouri, Inc.

Hendersonville Hospital Corporation

Hendersonville Hospitalist Services, Inc.

Hendersonville OB/GYN, LLC

Hendersonville ODC, LLC

Hendersonville Primary Care, LLC

Henrico Doctors’ Family Medicine, LLC

Henrico Doctors Hospital—Forest Campus Property, LLC

Henrico Doctors’ Neurology Associates, LLC

Henrico Doctor’s OB GYN Specialists, LLC

Henrico Radiation Oncology, LLC

Henrico Surgical Specialists, LLC

Heritage Family Care, LLC

Heritage Hospital, Inc.

Heritage Medical Care, LLC

Hermitage Primary Care, LLC

HHNC, LLC

Hidalgo County Family Practitioners, PLLC

Hidden Lakes Health Center, PLLC

Highway 50 Real Estate, LLC

hInsight—Nasolux Holdings, LLC

hInsight-Airstrip Holdings, LLC

hInsight-InVivoLink Holdings, LLC

Hip & Joint Specialists of North Texas, PLLC

HM Acquisition, LLC

HM OMCOS, LLC

Holly Hill/Charter Behavioral Health System, L.L.C.

Homecare North, Inc.

Hometrust Management Services, Inc.

Horizon Orthopedics, LLC

Horizon Surgical, LLC

Hospital Corp., LLC

Hospital Corporation of America

Hospital Corporation of Lake Worth

Hospital Corporation of Tennessee

Hospital Corporation of Utah

Hospital Development Properties, Inc.

Hospital Partners Merger, LLC

Hospital Realty Corporation

Hospital-Based CRNA Services, Inc.

Hospitalists at Centennial Medical Center, LLC

Hospitalists at Fairview Park, LLC

Hospitalists at Greenview Regional Hospital, LLC

Hospitalists at Horizon Medical Center, LLC

Hospitalists at Parkridge, LLC

Hospitalists at StoneCrest, LLC

Annex C-1-21

Hospitalists of the Wabash Valley, LLC

Houston Healthcare Holdings, Inc.

Houston Northwest Surgical Partners, Inc.

Houston Pediatric Specialty Group, PLLC

Houston Woman’s Hospital Partner, LLC

HPG Energy, L.P.

HPG Enterprises, LLC

HPG GP, LLC

HPG Solutions, LLC

HSS Holdco, LLC

HSS Systems, LLC

HSS Virginia, L.P.

HTI Gulf Coast, Inc.

HTI Health Services of North Carolina, Inc.

HTI Hospital Holdings, Inc.

HTI Memorial Hospital Corporation

HTI MOB, LLC

HTI Physician Services of Utah, Inc.

Hughston Hospital Services, LLC

HWCA, PLLC

ICC Healthcare, LLC

Idaho Physician Services, Inc.

Illinois Psychiatric Hospital Company, Inc.

Imaging Services of Appomattox, LLC

Imaging Services of Jacksonville, LLC

Imaging Services of Louisiana Manager, LLC

Imaging Services of Louisiana, LLC

Imaging Services of Orlando, LLC

Imaging Services of Richmond, LLC

Imaging Services of Roanoke, LLC

Imaging Services of West Boynton, LLC

IMX Holdings, LLC

Indemed Managed Services Limited

Independence Neurosurgery Services, LLC

Independence Regional Medical Group, LLC

Independence Surgicare, Inc.

Indian Path Hospital, Inc.

Indian Path Rehabilitation Center, Inc.

Indian Path, LLC

Indianapolis Hospital Partner, LLC

Infectious Diseases Consultants of Southwest Georgia, LLC

Institute of Advanced ENT Surgery, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories Pathology Services, LLC

Integrated Regional Laboratories, LLP

Intensive Care Consortium, Inc.

Annex C-1-22

InterMedHx, LLC

Internal Medicine Associates of Huntsville, PLLC

Internal Medicine Associates of Southern Hills, LLC

Internal Medicine of Blacksburg, LLC

Internal Medicine Services of Osceola, LLC

J. M. Garcia, M.D., PLLC

Jackson County Medical Group, LLC

Jackson County Pulmonary Medical Group, LLC

Jacksonville Multispecialty Services, LLC

Jacksonville Specialists, LLC

Jacksonville Surgery Center, Ltd.

James River Internists, LLC

JCSH, LLC

JCSHLP, LLC

Jeffersonville MediVision, Inc.

JFK Internal Medicine Faculty Practice, LLC

JFK Medical Center Limited Partnership

JFK Occupational Medicine, LLC

JFK Real Properties, Ltd.

John Randolph Family Practice, LLC

John Randolph OB/GYN, LLC

John Randolph Surgeons, LLC

Johns Creek Physician Services Corporation

Johnson County Neurology, LLC

Johnson County Surgery Center, L.P.

Johnson County Surgicenter, L.L.C.

Jordan Family Health, L.L.C.

Jupiter EFL Imaging Center, LLC

JV Investor, LLC

Kansas City Gastroenterology & Hepatology Physicians Group, LLC

Kansas City Neurology Associates, LLC

Kansas City Perfusion Services, Inc.

Kansas City Pulmonology Practice, LLC

Kansas City Vascular & General Surgery Group, LLC

Kansas Healthserv, LLC

Kansas Pulmonary and Sleep Specialists, LLC

Kansas Trauma and Critical Care Specialists, LLC

Kathy L. Summers, M.D., PLLC

Katy Medical Center, Inc.

Kendall Healthcare Group, Ltd.

Kendall Regional Medical Center, LLC

Kendall Vascular Surgery, LLC

Kennedale Primary Care PLLC

Kentucky Cardiopulmonary Interpretation Services, LLC

Kingsley Family Care, LLC

Annex C-1-23

Kingwood Multi-Specialty Group, PLLC

Kingwood Surgery Center, LLC

Kissimmee Surgicare, Ltd.

KPH-Consolidation, Inc.

Kyle Primary Care, PLLC

L E Corporation

La Tour Finance Limited Partnership

LAD Imaging, LLC

Lafayette OB Hospitalists, LLC

Lafayette Pediatric Neurology Center, LLC

Lafayette Surgery Center Limited Partnership

Lafayette Surgicare, Inc.

Lafayette Urogynecology & Urology Center, LLC

Lake City Imaging, LLC

Lake City Regional Medical Group, LLC

Lake Nona Hospital, Inc.

Lakeland Medical Center, LLC

Lakeside Radiology, LLC

Lakeside Women’s Services, LLC

Lakeview Hospital Physician Services, LLC

Lakeview Internal Medicine, LLC

Lakeview Medical Center, LLC

Lakeview Neurosurgery Clinic, LLC

Lakeview Professional Billing, LLC

Lakeview Regional Physician Group, LLC

Lakeview Urology & General Surgery, LLC

Lakewood Outpatient Surgical Center, Ltd.

Lakewood Surgicare, Inc.

Laredo Medco, LLC

Largo Cardiology, LLC

Largo Medical Center, Inc.

Largo Physician Group, LLC

Las Colinas Primary Care, PLLC

Las Colinas Surgery Center, Ltd.

Las Encinas Hospital

Las Vegas ASC, LLC

Las Vegas Physical Therapy, Inc.

Las Vegas Surgical Center, a Nevada limited partnership

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd.

Laurel Grove Surgery Center, LLC

Lawnwood Cardiovascular Surgery, LLC

Lawnwood Healthcare Specialists, LLC

Lawnwood Medical Center, Inc.

Lawnwood Pavilion Physician Services, LLC

Layton Family Practice, LLC

Annex C-1-24

Leaders in Oncology Care Limited

Leaders in Oncology Care Network Limited

Leadership Healthcare Holdings II L.P., L.L.P.

Leadership Healthcare Holdings L.P., L.L.P.

Lee’s Summit Family Care, LLC

Lee’s Summit Urgent Care, LLC

Leslie Cohan, M.D., PLLC

Lewis Gale Physicians Specialists, LLC

Lewis-Gale Hospital, Incorporated

Lewis-Gale Medical Center, LLC

Lewis-Gale Physicians, LLC

LGMC Ambulatory Surgery Center, LLC

Lincoln Surgery Center, LLC

Live Oak Immediate Care Center, LLC

LOC @ The Christie LLP

LOC @ The London Bridge Hospital LLP

LOC @ The Wellington Hospital LLP

LOC Partnership LLP

London Back Limited

London Radiography & Radiotherapy Services Limited

Lone Peak General Surgery, LLC

Lone Peak Hospital, Inc.

Longview Regional Physician Hospital Organization, Inc.

Lookout Valley Medical Center, LLC

Lorain County Surgery Center, Ltd.

Los Gatos Surgical Center, a California Limited Partnership

Los Robles Regional Medical Center

Los Robles SurgiCenter, LLC

Loudoun Surgery Center, L.P.

Loudoun Surgery Center, LLC

Louisiana Psychiatric Company, Inc.

Low Country Health Services, Inc. of the Southeast

Lowry Surgery Center, LLC

M & M of Ocala, Inc.

M. Jamshidi, D.O., PLLC

Macon Healthcare, LLC

Macon Northside Health Group, LLC

Macon Northside Hospital, LLC

Madison Behavioral Health, LLC

Madison Internal Medicine, LLC

Mainland Family Medicine, PLLC

Mainland Multi-Specialty Group, PLLC

Mainland Primary Care Physicians, PLLC

Management Services Holdings, Inc.

Management Services of the Virginias, Inc.

Manatee Surgicare, Ltd.

Annex C-1-25

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.

Marietta Surgical Center, Inc.

Marion Community Hospital, Inc.

Mark Gottesman, M.D., PLLC

Mary Alice Cowan, M.D., PLLC

Maternal Fetal Medicine Specialists of Corpus Christi, PLLC

Maternal Fetal Services of Utah, LLC

Mayhill Cancer Center, LLC

MCA Investment Company

McKinney Surgeons, PLLC

McMinnville Cardiology, LLC

MEC Endoscopy, LLC

Mechanicsville Imaging, LLC

Mecklenburg Surgical Land Development, Ltd.

Med City Dallas Outpatient Surgery Center, L.P.

Med Corp., Inc.

Med Group—Southern Hills Hospitalists, LLC

Med-Center Hosp./Houston, Inc.

MedFirst, Inc.

Medi Flight of Oklahoma, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Associates of Ocala, LLC

Medical Care America Colorado, LLC

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Care Surgery Center, Inc.

Medical Center—West, Inc.

Medical Center Imaging, Inc.

Medical Center of Baton Rouge, Inc.

Medical Center of Plano Partner, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Centers of Oklahoma, LLC

Medical City Dallas Hospital, Inc.

Medical City Dallas Partner, LLC

Medical Corporation of America

Medical Group—Dickson, Inc.

Medical Group—Southern Hills of Brentwood, LLC

Medical Group—Southern Hills of Nolensville, LLC

Medical Group—Stonecrest FP, Inc.

Medical Group—Stonecrest Pulmonology, LLC

Medical Group—StoneCrest, Inc.

Medical Group—Summit, Inc.

Medical Imaging Center of Ocala [General Partnership]

Annex C-1-26

Medical Imaging of Colorado LLC

Medical Imaging, Inc.

Medical Office Buildings of Kansas, LLC

Medical Oncology Associates, LLC

Medical Partners of North Florida, LLC

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Medical Specialties, Inc.

MediPurchase, Inc.

MediStone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Med-Point of New Hampshire, Inc.

Memorial Family Practice Associates, LLC

Memorial Health Primary Care at St. Johns Bluff, LLC

Memorial Healthcare Group, Inc.

Memorial Neurosurgery Group, LLC

Memorial Surgicare, Ltd.

Menorah Medical Group, LLC

Menorah Urgent Care, LLC

Mercy ASC, LLC

Metairie Primary Care Associates, LLC

Methodist Healthcare System of San Antonio, Ltd., L.L.P.

Methodist Medical Center ASC, L.P.

Metroplex Surgicenters, Inc.

Metropolitan Multispecialty Physicians Group, Inc.

MGH Medical, Inc.

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

MHS SC Partner, L.L.C.

MHS Surgery Centers, L.P.

Miami Beach EFL Imaging Center, LLC

Miami Beach Healthcare Group, Ltd.

Miami Lakes Surgery Center, Ltd.

Miami-Dade Cardiology Consultants, LLC

MidAmerica Division, Inc.

MidAmerica Oncology, LLC

Mid-America Surgery Center, LLC

Mid-America Surgery Institute, LLC

Mid-Cities Surgi-Center, Inc.

Mid-Continent Health Services, Inc.

Middle Georgia Hospital, LLC

Middle Tennessee Neurology LLC

Mid-State Physicians, LLC

Mid-States Financial Services, Inc.

Midtown Diagnostics, LLC

Annex C-1-27

Midwest Cardiology Specialists, LLC

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Division—ACH, LLC

Midwest Division—CMC, LLC

Midwest Division—LRHC, LLC

Midwest Division—LSH, LLC

Midwest Division—MCI, LLC

Midwest Division—MMC, LLC

Midwest Division—OPRMC, LLC

Midwest Division—PFC, LLC

Midwest Division—RBH, LLC

Midwest Division—RMC, LLC

Midwest Division—RPC, LLC

Midwest Division Spine Care, LLC

Midwest Doctor’s Group, LLC

Midwest Heart & Vascular Specialists, LLC

Midwest Holdings, Inc.

Midwest Infectious Disease Specialists, LLC

Midwest Medicine Associates, LLC

Midwest Metropolitan Physicians Group, LLC

Midwest Oncology Associates, LLC

Midwest Specialty Care—Lee’s Summit, LLC

Midwest Trauma Services, LLC

Midwest Women’s Healthcare Specialists, LLC

Mill Creek Outpatient Services, LLC

Millenium Health Care of Oklahoma, Inc.

Mira Healthcare, LLC

Mission Bay Memorial Hospital, Inc.

Missouri Healthcare System, L.P.

MMC Sleep Lab Management, LLC

Mobile Corps., Inc.

Montgomery Cancer Center, LLC

Montgomery Hospitalists, LLC

Montgomery Regional Hospital, Inc.

Montgomery Surgery Associates, LLC

MOSC Sports Medicine, Inc.

Mountain Division, Inc.

Mountain View Hospital, Inc.

Mountain View Medical Office Building, Ltd.

Mountain View MRI Associates, Ltd.

Mountain West Surgery Center, LLC

MountainStar Brigham General Surgery, LLC

Mountainstar Brigham OBGYN, LLC

MountainStar Canyon Surgical Clinic, LLC

Annex C-1-28

MountainStar Cardiology Ogden Regional, LLC

MountainStar Cardiology St. Marks, LLC

Mountainstar Cardiovascular Services, LLC

MountainStar Medical Group—Brigham City Community Hospital, LLC

MountainStar Medical Group—Ogden Regional Medical Center, LLC

MountainStar Medical Group—St. Mark’s Hospital, LLC

MountainStar Medical Group Neurosurgery—St. Mark’s, LLC

Mountainstar Ogden Pediatrics, LLC

MOVCO, Inc.

Movement Disorders of North Texas, PLLC

MRT&C, Inc.

MVH Professional Services, LLC

Nashville Psychiatric Company, Inc.

Nashville Shared Services General Partnership

Natchez Surgery Center, LLC

National Association of Senior Friends

National Patient Account Services, Inc.

Navarre Family Care, LLC

Navarro Memorial Hospital, Inc.

Network Management Services, Inc.

Network MS of Florida, Inc.

Neuro Affiliates Company

Neuro Texas, PLLC

Neuro-Hospitalist of Clear Lake, PLLC

Neurological Eye Specialists of North Texas, PLLC

Neurological Specialists of McKinney, PLLC

Neurological Specialists, PLLC

Neurology Associates of Hendersonville, LLC

Neurology Associates of Kansas, LLC

Neuroscience Associates of Kansas City, LLC

Neurosurgical Specialists of El Paso, PLLC

Neurosurgical Specialists of North Texas, PLLC

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

New Port Richey Hospital, Inc.

New Port Richey Surgery Center, Ltd.

New Rose Holding Company, Inc.

Niceville Family Practice, LLC

North Augusta Imaging Management, LLC

North Augusta Imaging Services, LLC

North Augusta Rehab Health Center, LLC

North Austin Maternal Fetal Medicine, PLLC

North Austin Plastic Surgery Associates, PLLC

North Austin Surgery Center, L.P.

Annex C-1-29

North Brandon Imaging, LLC

North Central Florida Health System, Inc.

North Central Methodist ASC, L.P.

North Charleston Diagnostic Imaging Center, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Division I, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida GI Center, Ltd.

North Florida Immediate Care Center, Inc.

North Florida Neurosurgery, LLC

North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Physicians, LLC

North Florida Radiation Oncology, LLC

North Florida Regional Freestanding Surgery Center, L.P.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

North Florida Regional Otolaryngology, LLC

North Florida Rehab Investments, LLC

North Florida Surgical Associates, LLC

North Georgia Primary Care Group, LLC

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

North Hills Primary Care, PLLC

North Hills Surgicare, L.P.

North Miami Beach Surgery Center Limited Partnership

North Miami Beach Surgical Center, LLC

North Nashville Family Health Center, LLC

North Palm Beach County Surgery Center, LLC

North River Physician Network, LLC

North Shore Specialists of Texas, PLLC

North Suburban Medical Group

North Suburban Spine Center, L.P.

North Suburban Surgery Center, L.P.

North Tampa Imaging, LLC

North Texas Cardiology, PLLC

North Texas Craniofacial Fellowship Program, PLLC

North Texas Division, Inc.

North Texas General, L.P.

North Texas Geriatrics, PLLC

North Texas Heart Surgery Center, PLLC

North Texas Internal Medicine Specialists, PLLC

North Texas Medical Center, Inc.

Annex C-1-30

North Texas Neuro Stroke OP, PLLC

North Texas of Hope, PLLC

North Texas Pulmonary Critical Care, PLLC

North Texas Sports and Orthopedics Center, PLLC

North Texas Stroke Center, PLLC

North Transfer Center, LLC

Northeast Florida Cancer Services, LLC

Northeast Methodist Surgicare, Ltd.

Northeast PHO, Inc.

Northern Utah Healthcare Corporation

Northern Utah Healthcare Imaging Holdco, LLC

Northern Utah Imaging, LLC

Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Northlake Medical Center, LLC

Northlake MultiSpecialty Associates, LLC

Northlake Physician Practice Network, Inc.

Northlake Surgical Center, L.P.

Northlake Surgicare, Inc.

Northside MRI, Inc.

Northwest Fla. Home Health Agency, Inc.

Northwest Florida Cardiology, LLC

Northwest Florida Healthcare Systems, Inc.

Northwest Florida Multispecialty Physicians, LLC

Northwest Florida Primary Care, LLC

Northwest Medical Center, Inc.

Notami (Opelousas), Inc.

Notami Hospitals of Florida, Inc.

Notami Hospitals of Louisiana, Inc.

Notami Hospitals of Missouri, Inc.

Notami Hospitals, LLC

Notami, LLC

Notco, LLC

NPAS Affiliate, Inc.

NPAS Solutions, LLC

NPAS, Inc.

NTGP, LLC

NTMC Ambulatory Surgery Center, L.P.

NTMC Management Company

NTMC Venture, Inc.

Nuclear Diagnosis, Inc.

Oak Hill Acquisition, Inc.

Oak Hill Family Care, LLC

Oak Hill Hospitalists, LLC

Oakwood Surgery Center, Ltd., LLP

OB Hospitalists of Woman’s Hospital, PLLC

Annex C-1-31

OB/Gyn Associates of Denton, PLLC

OB/GYN of Brownsville, PLLC

Ocala Health Imaging Services, LLC

Ocala Health Primary Care, LLC

Ocala Health Surgical Group, LLC

Ocala Health Trauma, LLC

Ocala Regional Outpatient Services, Inc.

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

Occupational and Family Medicine of South Texas

Occupational Health Services of PRH, LLC

Ogden Imaging, LLC

Ogden Internal Medicine & Urology, LLC

Ogden Regional Health Plan, Inc.

Ogden Regional Medical Center Professional Billing, LLC

Ogden Senior Center, LLC

Ogden Tomotherapy Manager, LLC

Ogden Tomotherapy, LLC

OHH Imaging Services, LLC

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Oklahoma Outpatient Surgery Limited Partnership

Oklahoma Physicians—Medical Specialties LLC

Oklahoma Physicians—Obstetrics and Gynecology LLC

Oklahoma Physicians—Primary Care LLC

Oklahoma Physicians—Surgical Specialties LLC

Oklahoma Surgicare, Inc.

Oklahoma Transplant Physicians, LLC

Old Fort Village, LLC

Oncology Services of Corpus Christi Manager, LLC

Oncology Services of Corpus Christi, LLC

OneSourceMed, Inc.

OPRMC-HBP, LLC

Orange Park Hospitalists, LLC

Orange Park Medical Center, Inc.

Orlando Outpatient Surgical Center, Inc.

Orlando Outpatient Surgical Center, Ltd.

Orlando Surgicare, Ltd.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Orthopedic Hospital, Ltd.

Orthopedics Specialists, LLC

Osceola Neurological Associates, LLC

Osceola Physician Network, LLC

Osceola Regional Hospital, Inc.

Osceola Regional Hospitalists, LLC

Annex C-1-32

Osceola Surgical Associates, LLC

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient GP, LLC

Outpatient LP, LLC

Outpatient Services—LAD, LLC

Outpatient Services Holdings, Inc.

Outpatient Surgery Center of Lakewood, L.P.

Outpatient Surgical Services, Ltd.

Outpatient Women’s and Children’s Surgery Center, Ltd.

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Overland Park Orthopedics, LLC

Overland Park Surgical Specialties, LLC

Ozarks Medical Services, Inc.

P&L Associates

P/SL Hyperbaric Partnership

Palm Beach EFL Imaging Center, LLC

Palm Beach General Surgery, LLC

Palm Beach Healthcare System, Inc.

Palm Beach Hospitalists Program, LLC

Palmer Medical Center, LLC

Palms West Gastroenterology, LLC

Palms West Hospital Limited Partnership

Palms West Pediatric Neurosurgery, Inc.

Palms West Surgery Center, Ltd.

Palmyra Brain & Spine Center, LLC

Palmyra Park GP, Inc.

Palmyra Park Hospital, LLC

Palmyra Professional Fees, LLC

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon SDS, Inc.

Paragon Surgery Centers of Texas, Inc.

Paragon WSC, Inc.

Paragyn Surgical, LLC

Parallon Business Solutions, LLC

Parallon Credentialing Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Holdings, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Parallon Workforce Management Solutions, LLC

Park Central Surgical Center, Ltd.

Park South Imaging Center, Ltd.

Annex C-1-33

Park View Insurance Company

Parkersburg SJ Holdings, Inc.

Parkland Hospitalists Program, LLC

Parkland Oncology, LLC

Parkland Physician Services, Inc.

Parkridge East Specialty Associates, LLC

Parkridge Hospitalists, Inc.

Parkridge Medical Associates, LLC

Parkridge Medical Center, Inc.

Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.

Parkway Cardiac Center, Ltd.

Parkway Hospital, Inc.

Parkway Surgery Services, Ltd.

Parthenon Insurance Company, Limited

Pasadena Bayshore Hospital, Inc.

Patients First Neonatology, LLC

Patients First Neurology, LLC

Pearland Partner, LLC

Pediatric Cardiac Intensivists of North Texas, PLLC

Pediatric Hospitalists of Conroe, PLLC

Pediatric Intensivist Group, LLC

Pediatric Intensivists of El Paso, PLLC

Pediatric Specialists for CJW, LLC

Pediatric Specialists of Clear Lake, PLLC

Pediatric Specialty Clinic LLC

Pediatric Surgicare, Inc.

Pensacola Primary Care, Inc.

PET CT LLP

Physician Associates of Corporate Woods, LLC

Physicians Ambulatory Surgery Center, LLC

Pinellas Medical, LLC

Pinellas Surgery Center, Ltd.

Pinnacle Physician Network, LLC

Pioneer Medical, LLC

Plains Healthcare System, Inc.

Plano Ambulatory Surgery Associates, L.P.

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plano Surgery Center—GP, LLC

Plano Urology, PLLC

Plantation General Hospital, L.P.

Plaza Primary Care, PLLC

Plaza Transplant Center, PLLC

PMM, Inc.

POH Holdings, LLC

Annex C-1-34

Poinciana Medical Center, Inc.

Poinciana Medical Specialists, LLC

Port St. Lucie Surgery Center, Ltd.

Portland Primary Care, LLC

Portland Surgical, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC

Precise Imaging, Inc.

Preferred Hospitals, Inc.

Preferred Works WC, LLC

Premier ASC, LLC

Premier Medical Management, Ltd.

Primary Care Acquisition, Inc.

Primary Care Medical Associates, Inc.

Primary Care of West End, LLC

Primary Care Plano, PLLC

Primary Care South, PLLC

Primary Care West, PLLC

Primary Health Group, Inc.

Primary Health Network of South Texas

Primary Medical Management, Inc.

Proaxis Therapy HealthOne LLC

Pulaski Community Hospital, Inc.

Pulaski Radiologists, LLC

Pulaski Urology, LLC

Pulmonary Medicine of Dickson, LLC

Pulmonary Renal Intensivist Group, LLC

Putnam Hospital, Inc.

Quantum/Bellaire Imaging, Ltd.

Quick Care Centers, LLC

Quivira Internal Medicine, Inc.

Radford Family Medicine, LLC

Radiation Oncology Manager, LLC

Raleigh Community Medical Office Building, Ltd.

Rapides Healthcare System, L.L.C.

Rapides Regional Physician Group Primary Care, LLC

Rapides Regional Physician Group Specialty Care, LLC

Rapides Regional Physician Group, LLC

Rapides Surgery Center, LLC

Raulerson Gastroenterology, LLC

Raulerson GYN, LLC

Raulerson Primary Care, LLC

Raymore Medical Group, LLC

RCH, LLC

Red Rock at Maryland Parkway, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

Annex C-1-35

Red Rocks Surgery Center, LLC

Redmond Anesthesia Services, LLC

Redmond Hospital Services, LLC

Redmond Neurosurgery, LLC

Redmond Park Health Services, Inc.

Redmond Park Hospital, LLC

Redmond Physician Practice Company

Redmond Physician Practice Company II

Redmond Physician Practice Company III

Redmond Physician Practice XI, LLC

Regional Hospital Healthcare Partners, LLC

Research Cardiology Associates, LLC

Research Family Physicians, LLC

Research Internal Medicine, LLC

Research Multi-Specialty Physicians Group, LLC

Research Neurology Associates, LLC

Research Neuroscience Institute, LLC

Research Psychiatric—1500, LLC

Reston Hospital Center, LLC

Reston Hospitalists, LLC

Reston Surgery Center, L.P.

Retreat Cardiology, LLC

Retreat Hospital, LLC

Retreat Internal Medicine, LLC

Retreat Surgical Associates, LLC

RHA MSO, LLC

Rhodes Limited-Liability Company

Richmond Imaging Employer Corp.

Richmond Multi-Specialty, LLC

Richmond Pediatric Surgeon’s, LLC

Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.

Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rio Grande Surgery Center Associates, L.P.

Rio Grande Valley Cardiology, PLLC

Riverside CyberKnife Manager, LLC

Riverside CyberKnife, LLC

Riverside Healthcare System, L.P.

Riverside Holdings, Inc.

Riverside Hospital, Inc.

Riverside Imaging, LLC

Riverside Surgicenter, L.P.

RMC—Pulmonary, LLC

RMC Transplant Physicians, LLC

Annex C-1-36

RMCA Professionals Mgmt, LLC

Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC

Roanoke Surgery Center, L.P.

Roanoke Valley Gynecology, LLC

Robotic Radiosurgery LLP

Rockbridge Primary Care, LLC

Rocky Mountain Pediatric Hematology Oncology, LLC

Rocky Mountain Surgery Center, LLC

Rome Imaging Center Limited Partnership

Roodlane Medical Limited

Rose Ambulatory Surgery Center, L.P.

Rose Health Partners, LLC

Rose Medical Plaza, Ltd.

Rose POB, Inc.

Rosewood Medical Center, Inc.

Rosewood Professional Building, Ltd.

Round Rock Hospital, Inc.

Royal Oaks Surgery Center, L.P.

S. Faro, M.D. & C. Faro, M.D., PLLC

S.A. Medical Center, Inc.

Sahara Outpatient Surgery Center, Ltd.

Salem Hospitalists, LLC

Salem Surgery Center, Limited Partnership

Salt Lake City Surgicare, Inc.

Samaritan, LLC

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

San Bernardino Imaging, LLC

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose Pathology Outreach, LLC

San Jose, LLC

Sante Fe Family Practitioners, PLLC

SAPN, LLC

Sarah Cannon Research Institute, LLC

Sarah Cannon Research UK Limited

Sarasota Doctors Hospital, Inc.

SCRI Global Services Limited

SCRI Holdings, LLC

SCRI Scientifics, LLC

SCRI Services, LLC

Selma Medical Center Hospital, Inc.

Senior Health Associates, LLC

Annex C-1-37

Shadow Mountain Family Medicine, LLC

Shelbyville Cardiology, LLC

Short Pump Imaging, LLC

Signal Mountain Primary Care, LLC

Sino American Healthcare Consulting, LLC

SJMC, LLC

Sky Ridge Spine Manager, LLC

Sky Ridge Surgery Center, L.P.

Sky Ridge Total Joint Manager, LLC

Skyline Medical Group, LLC

Skyline Neuroscience Associates, LLC

Skyline Rehab Associates, LLC

Skyline Riverside Medical Group, LLC

SMCH, LLC

Smith Laboratories, Inc.

South Atlantic Division, Inc.

South Austin Surgery Center, Ltd.

South Bay Imaging, LLC

South Brandon Imaging, LLC

South Broward Practices, Inc.

South Carolina Imaging Employer Corp.

South Florida Division Practice, Inc.

South Texas Surgicare, Inc.

South Transfer Center, LLC

South Valley Hospital, L.P.

Southeast Surgical Solutions, LLC

Southern Hills Medical Center, LLC

Southern Hills Neurology Consultants, LLC

Southern Hills Orthopaedic Consultants, LLC

Southern Kentucky Medicine Associates, LLC

Southern Kentucky Neurosurgical Associates, LLC

Southern Kentucky Urology, LLC

Southern Texas Physicians’ Network

Southern Urology Associates, LLC

Southtown Women’s Clinic, LLC

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

Southwest Medical Center Family Practice, LLC

Southwest Medical Center Multi-Specialty Group, LLC

Southwest Medical Center Surgical Group, LLC

Southwest Medpro, Ltd.

Southwest Surgical Clinic, Inc.

Southwest Virginia Fertility Center, LLC

Southwest Virginia Orthopedics and Spine, LLC

Space Coast Surgical Center, Ltd.

Spalding Rehabilitation L.L.C.

Annex C-1-38

Specialist Group at Centennial, LLC

Specialty Associates of West Houston, PLLC

Specialty Hospitalists at Ft. Walton Beach, LLC

Specialty Physicians of Northern Virginia, LLC

Specialty Surgicare of Las Vegas, LP

Spinal Disorder and Pain Treatment Institute, LLC

Spotsylvania Condominium Property, LLC

Spotsylvania Medical Center, Inc.

Spotsylvania Multi-Specialty Group, LLC

Spotsylvania Regional Surgery Center, LLC

Spring Branch Family Practitioners, PLLC

Spring Branch Medical Center, Inc.

Spring Hill Hospital, Inc.

Spring Hill Imaging, LLC

Spring Hill Physicians, LLC

Springview KY, LLC

SRS Acquisition, Inc.

St. David’s Healthcare Partnership, L.P., LLP

St. David’s Cardiology, PLLC

St. David’s Neurology, PLLC

St. David’s OB Hospitalist, PLLC

St. Lucie Hospitalists, LLC

St. Lucie Medical Center Hyperbarics, LLC

St. Lucie Medical Center Walk-In Clinic, LLC

St. Lucie Medical Specialists, LLC

St. Lucie West Primary Care, LLC

St. Mark’s Ambulatory Surgery Associates, L.P.

St. Mark’s Gynecology Oncology Care, LLC

St. Mark’s Investments, Inc.

St. Mark’s Physicians, Inc.

St. Mark’s Professional Services, LLC

St. Mark’s South Jordan Family Practice, LLC

St. Martins Healthcare Limited

St. Martins Ltd.

St. Martins Medical Services Limited

St. Petersburg General Surgery, LLC

Stafford Imaging, LLC

Statland Medical Group, LLC

Stephenson Laser Center, L.L.C.

Stereotactic Radiosurgery Systems of Brandon, LLC

Sterling Primary Care Associates, LLC

Stiles Road Imaging LLC

Stonecrest Medical Group—Family Practice of Murfreesboro, LLC

Stonecrest Medical Group—SC Murfreesboro Family Practice, LLC

Annex C-1-39

Stones River Hospital, LLC

STPN Manager, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Sugar Land Surgery Center, Ltd.

Sullins Surgical Center, Inc.

Summit Convenient Care at Lebanon, LLC

Summit General Partner, Inc.

Summit Heart, LLC

Summit Outpatient Diagnostic Center, LLC

Summit Research Solutions, LLC

Summit Surgery Center, L.P.

Summit Surgical Associates, LLC

Summit Walk-in Clinic, LLC

Sun Bay Medical Office Building, Inc.

Sun City Hospital, Inc.

Sun City Imaging, LLC

Sun Towers/Vista Hills Holding Co.

Sun-Med, LLC

Sunrise Flamingo Surgery Center, Limited Partnership

Sunrise Hospital and Medical Center, LLC

Sunrise Mountainview Hospital, Inc.

Sunrise Mountainview Multi-Specialty Clinics, LLC

Sunrise Outpatient Services, Inc.

Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC

Surgery Center of Atlantis, LLC

Surgery Center of Aventura, Ltd.

Surgery Center of Bay Area Houston, LLC

Surgery Center of Chattanooga, L.P.

Surgery Center of Ft. Pierce, Ltd

Surgery Center of Greenview, L.P.

Surgery Center of Independence, L.P.

Surgery Center of Overland Park, L.P.

Surgery Center of Port Charlotte, Ltd.

Surgery Center of Rome, L.P.

Surgery Center of the Rockies, LLC

Surgical Associates of Southwest Virginia, LLC

Surgical Associates of the New River Valley, LLC

Surgical Care Medical Group, LLC

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.

Surgical Park Center, Ltd.

Surgical Specialists of Clear Lake, PLLC

Surgical Specialists of Corpus Christi, PLLC

Surgicare America—Winter Park, Inc.

Surgicare Merger Company of Louisiana

Annex C-1-40

Surgicare of Altamonte Springs, Inc.

Surgicare of Arlington, LLC

Surgicare of Ashburn, LLC

Surgicare of Augusta, Inc.

Surgicare of Aventura, LLC

Surgicare of Bay Area Endoscopy, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Bayside, LLC

Surgicare of Bountiful, LLC

Surgicare of Brandon, Inc.

Surgicare of Buckhead, LLC

Surgicare of Central Florida, Inc.

Surgicare of Central Park Surgery Center, LLC

Surgicare of Central San Antonio, Inc.

Surgicare of Chattanooga, LLC

Surgicare of Chippenham, LLC

Surgicare of Countryside, Inc.

Surgicare of Denton, Inc.

Surgicare of Denver Mid-Town, Inc.

Surgicare of Dickson, LLC

Surgicare of Eastside, LLC

Surgicare of Evans, Inc.

Surgicare of Fairfax, Inc.

Surgicare of Florida, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Good Samaritan, LLC

Surgicare of Gramercy, Inc.

Surgicare of Greenview, Inc.

Surgicare of Hanover, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Indianapolis, Inc.

Surgicare of Kansas City, LLC

Surgicare of Kingwood, LLC

Surgicare of Kissimmee, Inc.

Surgicare of Lakeview, Inc.

Surgicare of Las Vegas, Inc.

Surgicare of Laurel Grove, LLC

Surgicare of Lorain County, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Los Robles, LLC

Surgicare of Madison, Inc.

Surgicare of Manatee, Inc.

Surgicare of McKinney, Inc.

Annex C-1-41

Surgicare of Medical City Dallas, LLC

Surgicare of Memorial Endoscopy, LLC

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of Mountain West, LLC

Surgicare of Natchez, LLC

Surgicare of New Port Richey, Inc.

Surgicare of North Austin, LLC

Surgicare of North San Antonio, Inc.

Surgicare of North Suburban, LLC

Surgicare of Northeast San Antonio, Inc.

Surgicare of Northwest Oklahoma Limited Partnership

Surgicare of Orange Park, Inc.

Surgicare of Orange Park, Ltd.

Surgicare of Orlando, Inc.

Surgicare of Overland Park, LLC

Surgicare of Palms West, LLC

Surgicare of Pasadena, Inc.

Surgicare of Pinellas, Inc.

Surgicare of Plano, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of Premier Orthopaedic, LLC

Surgicare of Reston, Inc.

Surgicare of Riverside, LLC

Surgicare of Roanoke, LLC

Surgicare of Rome, Inc.

Surgicare of Rose, LLC

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of Salem, LLC

Surgicare of Sky Ridge, LLC

Surgicare of South Austin, Inc.

Surgicare of Southeast Denver, Inc.

Surgicare of Southern Hills, Inc.

Surgicare of Southwest Houston, LLC

Surgicare of Spotsylvania, LLC

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.

Surgicare of Stuart, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Swedish, LLC

Surgicare of Tallahassee, Inc.

Surgicare of Terre Haute, LLC

Surgicare of Thornton, LLC

Annex C-1-42

Surgicare of Travis Center, Inc.

Surgicare of Tuckahoe, Inc.

Surgicare of Tulsa, Inc.

Surgicare of Utah, LLC

Surgicare of Wasatch Front, LLC

Surgicare of West Hills, Inc.

Surgicare of Westlake, Inc.

Surgicare of Wichita, Inc.

Surgicare of Wichita, LLC

Surgicare of Wilson County, LLC

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Surgicenter of East Jefferson, Inc.

Surgicenter of Johnson County, Ltd.

Surgicenter of Kansas City, L.L.C.

Surgico, LLC

Swedish Medpro, Inc.

Swedish MOB Acquisition, Inc.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

Swedish MOB, LLC

SWMC, Inc.

Sycamore Shoals Hospital, Inc.

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.

Tallahassee Orthopaedic Surgery Partners, Ltd.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

Tarrant County Surgery Center, L.P.

TBHI Outpatient Services, LLC

TCMC Madison-Portland, Inc.

Teays Valley Health Services, LLC

Tennessee Healthcare Management, Inc.

Tennessee Valley Outpatient Diagnostic Center, LLC

Terre Haute Heart Lung Vascular Associates, LLC

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute MOB, L.P.

Terre Haute Obstetrics and Gynecology, LLC

Terre Haute Regional Hospital, L.P.

Texas Psychiatric Company, Inc.

The Charter Cypress Behavioral Health System, L.L.C.

The Christie Clinic LLP

The Harley Street Cancer Clinic Limited

The London Stone Centre Limited

Annex C-1-43

The Medical Group of Kansas City, LLC

The Neurohealth Sciences Center, LLC

The Rankin Foundation

The Regional Health System of Acadiana, LLC

The Wasatch Endoscopy Center, Ltd.

The West Texas Division of Columbia, Inc.

THN Physicians Association, Inc.

Timpanogos Pain Specialists, LLC

Timpanogos Professional Services, LLC

Timpanogos Regional Medical Services, Inc.

Total Imaging—Hudson, LLC

Total Imaging—North St. Petersburg, LLC

Total Imaging—Parsons, LLC

Town Plaza Family Practice, LLC

Travel Medicine and Infections, LLC

Travis Surgery Center, L.P.

Tri Cities Health Services Corp.

Tri-City Multi-Specialty, LLC

Tri-County Community Hospital, Inc.

Tri-County Surgical Specialists, LLC

Trident Ambulatory Surgery Center, L.P.

Trident Behavioral Health Services, LLC

Trident Eye Surgery Center, L.P.

Trident Medical Center, LLC

Trident Medical Services, Inc.

Trident Neonatology Services, LLC

TriStar Cardiovascular Surgery, LLC

TriStar Health System, Inc.

TriStar Medical Group—Centennial Primary Care, LLC

TriStar Medical Network, LLC

TriStar OB/GYN, LLC

TriStar Radiation Oncology, LLC

Tuckahoe Surgery Center, LP

TUHC Anesthesiology Group, LLC

TUHC Hospitalist Group, LLC

TUHC Physician Group, LLC

TUHC Primary Care and Pediatrics Group, LLC

TUHC Radiology Group, LLC

Tulane Clinic, LLC

Tulane Professionals Management, L.L.C.

Tuscan Imaging Center at Las Colinas, LLC

Twenty Seven Welbeck Street Limited

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

University Healthcare Specialists, LLC

University Healthcare System, L.C.

Annex C-1-44

University Hospital, Ltd.

Uptown Primary Care Associates, LLC

Urgent Care Enterprise, LLC

Urological Specialists of Arlington, PLLC

Urology Center of North Georgia, LLC

Urology Services of El Paso, PLLC

Urology Specialists of Richmond, LLC

Urology Surgery Center of Colorado, LLC

Utah Imaging GP, LLC

Utah Medco, LLC

Utah Surgery Center, L.P.

Value Health Holdings, Inc.

Value Health Management, Inc.

Vascular and Endovascular Specialists, LLC

Venture Ambulatory Surgery Center, LLC

Venture Medical Management, LLC

VH Holdco, Inc.

VH Holdings, Inc.

VHSC Plantation, LLC

Vicksburg Diagnostic Services, L.P.

Village Oaks Medical Center, Inc.

VIP, Inc.

Virginia Gynecologic Oncology, LLC

Virginia Hematology & Oncology Associates, Inc.

Virginia Hospitalists, Inc.

Virginia Psychiatric Company, Inc.

Virginia Quality Care Partners, LLC

Vision Consulting Group LLC

Vision Holdings, LLC

W & C Hospital, Inc.

Wabash Cardiology Associates, LLC

Wabash Valley Hospitalists, LLC

Wake Psychiatric Hospital, Inc.

Walterboro Community Hospital, Inc.

Wasatch Front Surgery Center, LLC

Washington Holdco, LLC

Wellington Diagnostic Services LLP

Wesley Cath Lab, LLC

Wesley Manager, LLC

Wesley Medical Center, LLC

Wesley Physician Services, LLC

Wesley Physicians—Anesthesiologist, LLC

Wesley Physicians—Cardiovascular, LLC

Wesley Physicians—Medical Specialties LLC

Wesley Physicians—Obstetrics and Gynecology LLC

Wesley Physicians—Primary Care LLC

Annex C-1-45

Wesley Physicians—Surgical Specialties LLC

Wesley Select Network, LLC

West Boynton Beach Open Imaging Center, LLC

West Creek Ambulatory Surgery Center, LLC

West Creek Medical Center, Inc.

West Florida Behavioral Health, Inc.

West Florida Cardiology Network, LLC

West Florida Cardiology Physicians, LLC

West Florida Division, Inc.

West Florida Gulf Coast Primary Care, LLC

West Florida HealthWorks, LLC

West Florida Imaging Services, LLC

West Florida Internal Medicine, LLC

West Florida PET Services, LLC

West Florida Physician Network, LLC

West Florida Regional Medical Center, Inc.

West Florida Specialty Physicians, LLC

West Florida Trauma Network, LLC

West Hills Hospital

West Hills Surgical Center, Ltd.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Internal Specialists, PLLC

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West Houston, LLC

West Jacksonville Medical Center, Inc.

West Jordan Hospital Corporation

West Los Angeles Physicians’ Hospital, Inc.

West LPN Fort Worth Oncology, PLLC

West LPN, Inc.

West McKinney Imaging Services, LLC

West Paces Services, Inc.

West Park Surgery Center, L.P.

West Valley Imaging, LLC

West Valley Medical Center, Inc.

West Valley Medical Group, LLC

West Valley Professional Fee Billing, LLC

West Valley Therapy Services, LLC

Westbury Hospital, Inc.

Western Kentucky Gastroenterology, LLC

Western Plains Capital, Inc.

Westlake Surgicare, L.P.

Westminster Community Hospital

Westside Surgery Center, Ltd.

WGH, Inc.

Annex C-1-46

WHG Medical, LLC

WHMC, Inc.

Wildwood Medical Center, Inc.

Wilson County Outpatient Surgery Center, L.P.

WJHC, LLC

Woman’s Health Group, PLLC

Woman’s Hospital Merger, LLC

Woman’s Hospital of Texas, Incorporated

Women Practitioners of Houston, PLLC

Women Specialists of Bayshore, PLLC

Women Specialists of Mainland, PLLC

Women’s & Children’s Center, LLC

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pediatric Orthopedic Center, LLC

Women’s & Children’s Pulmonology Clinic, LLC

Women’s and Children’s Professional Management, L.L.C.

Women’s and Children’s Specialists, LLC

Women’s Center at Brookside, LLC

Women’s Health Center of Central Florida, LLC

Women’s Health Center of SWVA, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

Women’s Link Specialty Obstetrical Referral Clinic, PLLC

Women’s Multi-Specialty Group, LLC

Women’sLink Center of Wylie—A Medical Center of Plano Facility, LLC

Annex C-1-47

ANNEX C-2

Significant Subsidiaries of the Company

Healthtrust, Inc. – The Hospital Company (DE)

Galen Holdco, LLC

Hospital Corp., LLC

HTI Hospital Holdings, Inc.

Healthserv Acquisition, LLC

Annex C-2-1

ANNEX D

Real Property

The mortgaged property shall include the real property upon which the Company and its subsidiaries shall have granted liens in favor of Bank of America, N.A., in its capacity as collateral agent for the holders of the obligations under the Credit Facilities (excluding the holders of obligations under the asset-based revolving credit facility) (collectively, the “Mortgaged Properties”).

Annex D-1

EXHIBIT A

Form of Opinion of Simpson Thacher & Bartlett LLP

To be substantially similar to the opinion given in connection with the issuance of the Company’s $1,350,000,000 5.875% Senior Secured Notes due 2022, on February 16, 2012, subject to such changes as are reasonably agreed.

Exhibit A-1

EXHIBIT B

Form of Negative Assurance Letter of Simpson Thacher & Bartlett LLP

To be substantially similar to the letter given in connection with the issuance of the Company’s $1,350,000,000 5.875% Senior Secured Notes due 2022, on February 16, 2012, subject to such changes as are reasonably agreed.

Exhibit B-1

EXHIBIT C

Form of Opinion of Bass, Berry & Sims PLC

To be substantially similar to the opinion given in connection with the issuance of the Company’s $1,350,000,000 5.875% Senior Secured Notes due 2022, on February 16, 2012, subject to such changes as are reasonably agreed.

Exhibit C-1